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                                                                    Exhibit 10.1

                               SUBLEASE AGREEMENT

This Sublease Agreement (this "Sublease") is made on this 16th day of July, 2002 between Antigenics, Inc., a Massachusetts Corporation, with an address of 34 Commerce Way, Woburn, Massachusetts 01801 a wholly-owned subsidiary of Antigenics Inc., a Delaware corporation formerly known as Aquila
Biopharmaceuticals, Inc. ("Sublessor") and GTC Biotherapeutics, Inc., a Massachusetts corporation with an address of 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts ("Sublessee").

                                    RECITALS

         WHEREAS, Aquila Biopharmaceuticals, Inc., a Delaware corporation and wholly owned subsidiary of Sublessor, is the tenant under a lease with NDNE 9/90 Corporate Center LLC (the "Prime Lessor") dated September 19, 1997 as amended by that certain First Amendment to Lease ("First Amendment") dated December 17, 1997, as further amended by that certain Second Amendment to Lease ("Second Amendment") dated as of January 14, 1998, as further amended by that certain Third Amendment to Lease ("Third Amendment") dated as of February 3, 1998, as further amended by that certain Fourth Amendment to Lease ("Fourth Amendment") dated as of February 27, 1998, as further Amended by that certain Fifth Amendment to Lease ("Fifth Amendment") dated as of March 13, 1998 and as affected by that certain Consent to Assignment of Lease ("Consent") dated April 2001 (the Lease as so amended and affected by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Consent is hereinafter called the "Prime Lease") which relates to space in the Building (as said term is defined in the Prime Lease) comprised of approximately 41,020 rentable square feet located on the 1st, 2nd and 3rd floors of the Building (the "Leased Premises");

         WHEREAS, Sublessee desires, and Sublessor has agreed, to sublet a portion of the Leased Premises to the Sublessee consisting of approximately 11,852 rentable square feet located on the third floor of the Leased Premises (referred to hereinafter as "Primary Space") and a portion of the Leased Premises located on the second floor to Sublessee consisting of approximately 8,036 rentable square feet located on the second floor of the Leased Premises (referred to hereinafter as "Secondary Space"); and

         WHEREAS, Sublessee desires, and Sublessor has agreed to grant, an option to sublease the remainder of the Leased Premises consisting of approximately 21,132 rentable square feet located on the first and second floor of the Leased Premises (referred to hereinafter as "Tertiary Space").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee covenant and agree as follows:

1.       DEFINITIONS:


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a.    Additional Rent: any sum designated under this Sublease and/or the Prime
      Lease constitutes "Additional Rent" including, without limitation, payments by Sublessee to the Sublessor under the Antigenics Leasehold Lease. With respect to any amounts due under Prime Lease, Sublessee shall only be responsible for Sublessee's Proportionate Share of such costs.

b. Annual Fixed Rent: the Annual Fixed Rent payable by the Sublessee to the Sublessor as set forth in Exhibit B attached hereto and made a part hereof, shall commence on the Sublease Commencement Date.

c. Annual Rent: Annual Fixed Rent, Additional Rent and any other charge, and/or assessment payable by Sublessor to the Prime Lessor under the Prime Lease or payable by Sublessee to Sublessor under this Sublease. With respect to any amounts due under the Prime Lease, Sublessee shall only be responsible for Sublessee's Proportionate Share of such costs.

d.    Commencement Date of Prime Lease: September 9, 1998.

e. Antigenics Leasehold Lease: shall refer to that lease agreement entered into between the Sublessor and the Sublessee as of the date hereof, attached hereto as Exhibit C.

f. Primary Space: shall refer to that portion of the Leased Premises consisting of approximately 11,852 rentable square feet located on the third floor.

g. Secondary Space: shall refer to that portion of the Leased Premises consisting of approximately 8,036 rentable square feet located on the second floor.

h. Sublease Commencement Date: July 19, 2002 for the Primary Space and January 1, 2003 for the Secondary Space.

i. Sublease Termination Date: December 31, 2006, unless the Sublessee exercises its rights to sublease the Tertiary Space, in which event the Sublease Termination Date shall be extended to September 30, 2010.

j. Subleased Premises: the Subleased Premises consists of the Primary Space, the Secondary Space and the Tertiary Space, in the event Sublessee elects to exercise its rights under the Tertiary Space Option, as shown on a sketch plan attached hereto as Exhibit A.

k. Sublessee's Proportionate Share: shall be based on the square footage of the Subleased Premises leased by the Sublessee divided by the square footage of the


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      Leased Premises in order to determine the Sublessee's equitable share of expenses.

l. Sublessee's Security Deposit: shall refer to the Letter of Credit to be provided by the Sublessee to the Sublessor in an amount not less than Two Hundred Thousand and 00/100 Dollars ($200,000.00), the form of which is attached hereto as Exhibit E.

m. Sublease Term: shall refer to the Sublessor's remaining term under the Prime Lease, specifically excluding any option terms.

n. Tertiary Space: the remaining portion of the Leased Premises consisting of approximately 21,132 rentable square feet located on the second floor and first floor of the Leased Premises.

o. Tertiary Space Option: shall refer to the Sublessee's option to sublease the Tertiary Space, as further set forth herein.

All other capitalized terms used in this Sublease not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Prime Lease and/or the Antigenics Leasehold Lease.

2. PRIME LEASE: The terms and conditions of the Prime Lease are hereby incorporated by reference and made a part hereof, meaning that, as applicable, references to "Tenant" therein shall be deemed to be "Sublessee" hereunder, references to "Landlord" therein shall be deemed to be "Sublessor" hereunder, and such other terms shall be deemed modified as may be appropriate in the given context, provided:

      a. Prime Lessor shall continue to have all rights set forth in the Prime Lease (notwithstanding the fact that Sublessor shall also have the same rights under this Sublease);

      b. Sublessor shall not be deemed to have assumed any of the obligations of Prime Lessor as a result of the incorporation of the Prime Lease unless specifically set forth herein;

      c. Sublessor, except as otherwise provided herein, shall not be liable for the performance of any of the obligations of Prime Lessor under the Prime Lease;

      d. Sublessee shall have no claim against Sublessor by reason of any default in fulfilling such obligations upon the part of Prime Lessor unless such default


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            results from Sublessor's being in default under the Prime Lease and not due to a default of Sublessee hereunder;

      e. Sublessor agrees not to modify or amend the Prime Lease without the consent of the Sublessee, which consent shall not be unreasonably withheld or delayed; and

      f. with respect to work, services, repairs and restoration or the performance of other obligations required of Prime Lessor under the Prime Lease, if any, Sublessor's sole obligation with respect thereto, shall be to request the same, after requested by Sublessee, and to send all notices required under the Prime Lease to Prime Lessor, as the case may be.

3. TERM AND SUBLEASED PREMISES. Sublessor hereby sublets and demises unto Sublessee and Sublessee hereby takes and hires from Sublessor the Subleased Premises for the period commencing on the Sublease Commencement Date until the Sublease Termination Date, unless this Sublease shall sooner terminate as herein provided. Sublessee shall have the non-exclusive right to use, in common with others entitled thereto, that certain number of parking spaces on the Leasehold Parking Area, as defined under Section 2.3(a) of the Prime Lease, equal to four
(4) spaces per each 1,000 square feet of Subleased Premises.

4. ANNUAL RENT. Sublessee covenants and agrees to pay to Sublessor at the address set forth above, or to such other address as Sublessor may specify by notice to Sublessee:

      a. Annual Fixed Rent which shall commence on Sublease Commencement Date and thereafter be due and payable on the first day of each and every month during the term of this Sublease at the rates set forth in Exhibit B, without notice or demand:

      b. Additional Rent which shall be due and payable within the applicable time periods set forth in the Prime Lease and/or within ten (10) days after Sublessee's receipt of a demand in writing for such payment by Sublessor, or as otherwise set forth in the Antigenics Leasehold Lease. If the Sublessee shall fail to pay the Additional Rent when due or any other amounts, the Sublessor may elect to pay the same in which event all such payments shall be charged to and paid by the Sublessee, on demand, as Additional Rent, at Sublessor's option draw under the Letter of Credit. Sublessor shall be entitled to charge any fees or interest on such Additional Rent as permitted under the Prime Lease; and

      c. Annual Rent for any portion of a calendar month at the beginning or end of the Sublease Term shall be prorated on a per diem basis.


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5. SECURITY DEPOSIT. This Sublease and the Antigenics Leasehold Lease shall be secured by an Irrevocable Letter of Credit ("Letter of Credit") as further set forth herein. The Letter of Credit shall be in the form of Exhibit E and shall otherwise:

      a. be in the stated original amount of not less than Two Hundred Thousand and 00/00 Dollars ($200,000.00) which amount shall increase by One Hundred Seventy Five Thousand Dollars ($175,000.00) by a replacement Letter of Credit for a total of Three Hundred Seventy Five Thousand 00/100 Dollars ($375,000.00), in the event the Sublessee shall elect to exercise its right to sublease the Tertiary Space, as provided hereunder. The Sublessor's receipt of the replacement Letter of Credit in the amount of Three Hundred Seventy Five Thousand 00/100 Dollars ($375,000.00) shall be a condition precedent to Sublessee occupying the Tertiary Space;

      b.    be issued in a form reasonably acceptable to Sublessor;

      c.    name Sublessor as its beneficiary;

      d. be drawn on a FDIC insured financial institution reasonably satisfactory to Sublessor; and

      e. expire no earlier than thirty (30) days after the expiration of the Sublease Termination Date.

Sublessor may, from time to time, without prejudice to any other remedy, use all or a portion of the Letter of Credit to:

      a. satisfy amounts owing to Sublessor under this Sublease and/or the Antigenics Leasehold Lease as a result of an Event of Default under such agreements;

      b. cure any uncured Event of Default by Sublessee under this Sublease or the Antigenics Leasehold Lease; or

      c. pay for any and all damages or costs incurred by Sublessor to enforce its rights under this Sublease or the Antigenics Leasehold Lease.

6. USE. Sublessee covenants and agrees to use the Subleased Premises only for those uses specifically authorized in the Prime Lease.

7. INSURANCE. Sublessee agrees to observe and comply with the provisions of
Section 7 of the Prime Lease and, in addition, Sublessee shall maintain its own insurance with respect to its personal property. All policies of insurance procured by Sublessee shall be issued in forms and


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by insurance carriers reasonably acceptable to Sublessor and Prime Lessor and name them both as additional insureds. Before Sublessor shall deliver possession of the Subleased Premises to Sublessee, Sublessee shall provide Sublessor with certificates of insurance evidencing the insurance coverages set forth in this Section. Such certificates shall provide that, in the event of cancellation or material change, thirty (30) days' prior written notice shall be given to Sublessor and all other named insureds. To the extent provided in the Prime Lease, each party agrees to waive the rights of recovery and to obtain from its respective insurer a waiver of subrogation.

8. CONDITION OF SUBLEASED PREMISES: Sublessee acknowledges that it has inspected the Subleased Premises and agrees to accept the Subleased Premises in "as-is" condition, and further acknowledges that no representations or warranties as to the condition thereof have been made to it by Sublessor and/or the Prime Lessor, except as may be specifically set forth in Paragraph 9 of this Sublease. Sublessee hereby covenants and agrees to undertake and perform all obligations with respect to the Subleased Premises that Sublessor has undertaken to Prime Lessor in the Prime Lease except as specifically set forth in Paragraph 9 of this Sublease. Notwithstanding the above, Sublessor hereby agrees that it shall be Sublessor's obligation to deliver the Subleased Premises, including the Tertiary Space, on the Sublease Commencement Date , in the following condition and with all of the following tasks completed (the "Sublessor Tasks") prior to the Sublease Commencement Date for each leased space, at Sublessor's sole cost and expense, subject only to the Sublessee Contribution, as defined below:

      a.    The Subleased Premises shall be clean of all chemicals and reagents;

      b. All biosafety cabinets shall be decontaminated by a qualified vendor licensed in The Commonwealth of Massachusetts and Sublessor shall deliver to Sublessee copies of all decontamination records including documentation qualifying the Subleased Premises for release for unrestricted use per Commonwealth of Massachusetts regulations, 105 CMR 120.291 and the Nuclear Regulatory Commission (NRC) document entitled "Guidelines for Decontamination of Facilities and Equipment Prior to Release for Unrestricted Use: Table 1."

      c. All floors shall be broom clean and all lab counters and desks shall be free of dust and debris; and

      d. Any damage to walls, floors, and/or ceilings caused by equipment removal shall be repaired and painted.

Sublessee shall reimburse Sublessor for costs associated with undertaking and completing the Sublessor Tasks, in an aggregate amount for all of the Subleased Premises not to exceed Fifteen Thousand and 00/100 Dollars ($15,000.00) ("Sublessee Contribution"). The Sublessee Contribution shall be charged to and paid by the Sublessee, as Additional Rent with the monthly


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rent payment next due after Sublessee receives copies of invoices from the vendors or suppliers substantiating the Sublessee Contribution.

9. OBLIGATION TO PROVIDE AND MAINTAIN UTILITY SERVICES

         a. Sublessor's Obligations. Sublessor agrees to provide the following utility services which are located in Tertiary Space to the Primary and Secondary Spaces, respectively, for the sole benefit of Sublessee, such services to be provided seven
                  (7) days per week, twenty-four (24) hours per day, with the exception of steam which shall only be provided between the hours of 6:00 AM and 4:30 PM Monday-Friday.

                  i. Commencing on the Sublease Commencement Date the Sublessor shall provide:
                           (aa)     water (hot and cold);
                           (bb) tempered water for the safety showers and eye washers;
                           (cc)     compressed air;
                           (dd)     steam;
                           (ee)     purified water (RODI);
                           (ff)     electricity;
                           (gg)     natural gas;
                           (hh)     heating ventilation and cooling (HVAC);
                           (ii)     PH adjustment for the waste system;
                           (jj)     emergency power; and
                           (kk)     plumbing systems.
                  (Subparagraphs (aa) through (kk) shall be collectively referred to as the "Utility Services").

                  ii. Sublessor's obligation to provide Utility Services for the benefit of Sublessee shall terminate on December 31, 2006 (the "Utility Services Termination Date").

                  iii. Sublessor's obligations to provide Utility Services shall only apply to those Utility Services that are generated from the utility/maintenance room located in the Tertiary Space.

                  iv. Utilities Services will be charged by Sublessor and paid by Sublessee at the rates set forth in Exhibit B (the "Utility Rates"), which are based on the percentage of office space and laboratory space located in the Subleased Premises as of the date of this Sublease. The Utility Rates are subject to change based on Sublessee's change in use or percentage of office and laboratory space of the Subleased Premises and/or an increase


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                        in actual rates charged to Sublessor by the utility
                        providers. In the event that any of the utility providers increase the rates payable by Sublessor, Sublessor shall deliver to Sublessee copies of written notices, bills or invoices received by Sublessor from the utility providers documenting the increased rates before increasing any such Utility Rates. The increases in Utility Rates shall exclude however, costs that are directly attributable to those portions of the Leased Premises leased by Sublessor. Any adjustments to the Utility Rates shall not be effective until twenty (20) days after Sublessor provides written notice to Sublessee of such increased Utility Rate. Notwithstanding the foregoing, in no event shall the Utility Rates or monthly payment amounts set forth in Exhibit B increase prior to January 1, 2003.

                  v. Payment's for Utility Services shall be due and payable as Annual Fixed Rent on the first day of each month without notice, in the amounts set forth in Exhibit B commencing on the Sublease Commencement Date and ending on the Utility Services Termination Date, provided, however, that Sublessee shall remain responsible for the cost of any Utility Services provided to Sublessee during such term, notwithstanding, whether an invoice was submitted by Sublessor or the utility providers prior to the Utility Services Termination Date. Failure to pay such charges when due shall constitute a monetary Event of Default under Paragraph 14 of this Sublease.

                  vi. Sublessor, to the best of its knowledge, represents that all of the Utility Services are connected to the Subleased Premises and the Utility Systems that provide the Utility Services to the Subleased Premises, including all generation and distribution systems located in any of the Subleased Premises (collectively referred to herein as the "Utility Systems"), are in good condition and repair.

                  vii. Except as expressly provided in subparagraphs 9(b)(ii) and 9(b)(iii) below, Sublessor agrees to perform all ordinary maintenance, repair, and replacement of the Utility Systems located within the utility/maintenance room in the Tertiary Space at its sole cost and expense until the Utility Services Termination Date. In addition, Sublessor shall be responsible for any and all damage to the Utility Services and Utility Systems caused by Sublessor, its employees, contractors, licensees, and invitees. Notwithstanding the above, Sublessor shall not be responsible for undertaking and/or completing any improvements to the Utility Systems or the Utility Services in order to upgrade and/or expand the capacities of the Utility Systems or the Utility Services for Sublessee's use, provided


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                        however, that Sublessee shall have the right to make
                        such improvements, at its expense, subject to the provisions below.

                  viii. Sublessor agrees to use reasonable efforts to ensure that the Utility Systems and Utility Services are maintained and functioning properly prior to the earlier of the Sublease Termination Date or the Sublessee's occupancy of the Tertiary Space.

         b.       Sublessee's Obligations Concerning Utility Services.

                  i. Sublessee agrees and acknowledges that commencing on the Sublease Commencement Date until the Sublease Termination Date, to pay for all Utility Services at the rates and at the monthly payment amounts set forth in Exhibit B on the first day of each month without notice or demand;

                  ii. Sublessee agrees and acknowledges that it has had the opportunity to inspect the Utility Systems and Utility Services and is accepting the Utility Systems and Utility Services in their current condition (the "Acceptance"), subject only to Sublessor obligation to continue to maintain, repair and replace the Utility Systems as set forth in subparagraph 9(a)(vii) of this Sublease;

                  iii. Sublessee agrees and acknowledges that in the event the sublessee elects to exercise its right to sublease the Tertiary Space commencing on January 1, 2007 or the sooner occupancy of the Tertiary Space, Sublessee shall be solely responsible for the maintenance, repair and replacement of the Utility Services and Utility Systems.

                  iv. Sublessee shall be solely responsible for any and all damage to the Utility Services and Utility Systems caused by Sublessee, its employees, contractors, licensees, and invitees and for any Alterations (as defined below). In the event the Sublessee exercises its right to occupy the Tertiary Space, Sublessee shall be solely responsible for any and all damage to the Utility Services and Utility Systems commencing on January 1, 2007.

                  v. Sublessee shall coordinate the construction, repair, replacement or maintenance of the Utility Systems with Sublessor;

                  vi. Sublessee shall certify to Sublessor the square footage of laboratory space and office space leased by Sublessee, on a semi-annual basis;


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                  vii.  Sublessee shall be solely responsible for providing
                        telecommunication services to the Subleased Premises.

         c. Utility Rates do not include the construction, repair, replacement or maintenance of any Utility Systems and/or Utility Services located within the Subleased Premises leased by the Sublessee, which shall be the sole and exclusive responsibility of Sublessee, except as otherwise provided in subparagraph 9(a)(vii) of this Sublease.

         d. Sublessor acknowledges and agrees that Sublessee may desire to upgrade and/or expand the capacities of the Utility Services and Utility Systems, provided, however that Sublessee shall not make or perform, or permit the making or performance of, any alterations, improvements, or additions in or about the Subleased Premises, including upgrading and/or expanding the capacities of the Utility Services and Utility Systems (collectively, "Alterations") without obtaining on each occasion Sublessor's prior written consent which consent shall not be unreasonably withheld or delayed and the consent of the Prime Lessor. Sublessor agrees not to unreasonably withhold its consent to such Alterations, provided that such Alterations are performed only by licensed and insured contractors or mechanics first reasonably approved by Sublessor and no Alterations shall adversely affect the Utility Services and/or Utility Systems within the Leased Premises. All Alterations shall be done at Sublessee's sole cost and expense and at such times and in such manner as to minimize, interference with the operations of Sublessor. Sublessee shall provide not less than 24 hour prior written notice to Sublessor of the commencement of any such Alterations.

                  No approval of any plans or specifications by Sublessor or consent by Sublessor allowing Sublessee to make any Alterations or any inspection of Alterations made by or for Sublessor shall in any way be deemed to be an agreement by Sublessor that the contemplated Alterations comply with any legal requirements or insurance requirements or the certificate of occupancy for the Subleased Premises, nor shall it be deemed to be a waiver by Sublessor of the compliance by Sublessee of any provision of this Sublease.

                  Sublessee shall promptly reimburse Sublessor for all reasonable fees, costs and expenses including, but not limited to, those of architects and engineers, incurred by Sublessor in connection with the review of Sublessee's plans and specifications and inspecting the Alterations to determine whether the same are being or have been performed in accordance with the approved plans and specifications therefor and with all legal and insurance requirements in an aggregate amount not to exceed Five Thousand Dollars ($5,000.00) on each occasion.


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10. ANTIGENICS LEASEHOLD LEASE. In consideration of Sublessor's current leasehold improvements made to the Subleased Premises and for Sublessor's right, title and interest in the Yield Up Equipment located within the Subleased Premises, Sublessee hereby agrees to pay, without notice or demand except as set forth therein , the Antigenics Leasehold Lease Payments in accordance with the terms and conditions of the Antigenics Leasehold Lease, attached hereto and made a part hereof as Exhibit C.

11. GRANT OF OPTION FOR THE TERTIARY SPACE. Sublessor does hereby grant to Sublessee the exclusive right and option to sublease the Tertiary Space upon the terms and conditions as set forth below:

         a. Sublessee may exercise its exclusive right to sublease the Tertiary Space pursuant to the terms in this Sublease, effective as of January 1, 2007, by giving written notice thereof to Sublessor not later than July 1, 2006 in which event Sublessor agrees to deliver the Tertiary Space to Sublessee in the condition required under Section 8 of this Sublease on or before January 1, 2007. The parties agree to execute an amendment to this Sublease within thirty (30) days after the date Sublessee exercises its option for the sole purpose of:

                  i. incorporating the Tertiary Space as being a part of the Subleased Premises;

                  ii. adjusting the Sublessee's Proportionate Share and the Annual Rent, as set forth in Exhibit B attached hereto and made a part hereof;

                  iii. providing Sublessor with an amended or replacement Letter of Credit in an amount equal to Three Hundred Seventy Five Thousand and 00/100 Dollars ($375,000.00).

         b. At the time of leasing the Tertiary Space, the Sublessee shall have any and all rights of Sublessor under the Prime Lease with respect to the exterior signage.

         c. Sublessor hereby agrees that the rights granted herein for the Subleased Premises shall be exclusive and agrees that, from and after the Sublease Commencement Date until the Sublease Termination Date, Sublessor shall not offer to or enter into a lease, sublease, rental, or occupancy agreement affecting any portion of the Subleased Premises, nor permit any tenant or licensee to use or occupy any portion of the Subleased Premises, without receipt of written consent of Sublessee, which consent shall not be unreasonably withheld or delayed.

12. ASSIGNMENT AND SUBLETTING. Sublessee shall not assign this Sublease, nor sublet the whole or any part of the Subleased Premises, or suffer or permit any other person to occupy the same without first obtaining, on each occasion, the prior written consent of Sublessor and Prime


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Lessor, which consent shall not be unreasonably withheld but shall be conditioned upon the same terms set forth in Section 9.13 of the Prime Lease. Notwithstanding the foregoing, Sublessee may assign or sub-sublease this Sublease to Related Occupants, as defined in Section 9.13 of the Prime Lease, any affiliated entity or purchaser so long as the affiliated entity or purchaser has a net worth equal to or greater than Sublessee as of the date of this Sublease or on the date of such assignment, whichever is greater. Sublessee agrees to pay all Sublessor's reasonable attorneys' fees in connection with such assignment and/or subletting and the cost of preparation of any documents required by the Sublessor and/or Prime Lessor in connection therewith with the Sublessor's legal fees and document preparation not to exceed Five Thousand Dollars ($5,000.00) on each occasion.. In all events, Sublessee will continue to remain responsible to Sublessor for the payment of the Annual Rent and the performance of all obligations contained herein. At Sublessor's sole election, Sublessor may require Sublessee to cause any permitted sub-Sublessee to pay the Annual Rent directly to Sublessor.

13. DAMAGE, DESTRUCTION OR TAKING. Sublessor and Sublessee agree that in the event the Subleased Premises is destroyed, damaged by fire or other casualty, or taken by eminent domain, payment of the Annual Rent, the right to terminate this Sublease and the right to pursue awards shall be governed by the provisions of
Section 10 of the Prime Lease.

14.      DEFAULT AND REMEDIES. An Event of Default shall occur if:

         a. if a Default, as defined in Section 11 of the Prime Lease, shall occur with respect to the Sublessee.

         b. Sublessee fails to pay when due any installment of Annual Rent, without notice or demand, provided, however that Sublessor agrees to permit Sublessee to cure such monetary default by paying the late fee set forth herein,, within five
                  (5) days after receipt of written notice to Sublessee of such non-payment of Annual Rent ("Grace Period"), provided further that such Grace Period shall only be permitted to occur twice in any twelve month period.

         c. Sublessee shall fail to perform or observe any non-monetary covenant, condition or agreement to be performed or observed by it under this Sublease and such failure continues uncured for more than twenty (20) days after written notice thereof to Sublessee by Sublessor (unless such default is of a nature that it cannot be cured within such twenty (20) day period, in which event no default shall occur so long as Sublessee shall diligently commence the curing of the default within the twenty (20) day cure period and promptly prosecutes the curing of the same), provided further that such event of default shall not be deemed an Event of Default under the Prime Lease, in which event the notice periods set forth in the Prime Lease shall control.

         d. Sublessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment, as defined under the Antigenics Leasehold Lease, without the prior written approval of Sublessor.

         e.       Sublessee, as Lessee, defaults under the Antigenics Leasehold
                  Lease.

          Upon the occurrence of an Event of Default and the expiration of any applicable notice and cure period, Sublessor shall have all the rights and remedies provided by applicable law, this Sublease, the Prime Lease and/or the Antigenics Leasehold Lease. In addition, Sublessor, at its sole election, may:

         a. declare all unpaid Annual Fixed Rent and other sums due and to become due hereunder under this Sublease immediately due and payable; and/or

         b. proceed by appropriate court action or actions or other proceedings either at law or in equity to enforce performance by Lessee of any and all covenants of this Sublease and to recover damages for the breach thereof; and/or

         c.       draw on the Letter of Credit; and/or

         d. perform the same for the account of Sublessee without thereby waiving such Event of Default, and any reasonable amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Sublessor in such performance, together with interest at the rate of one and one-half (1-1/2%) percent per month thereon until paid by Sublessee to Sublessor, shall be payable by the Sublessee upon demand as Additional Rent").

Should any proceedings be instituted by or against Sublessor hereunder and/or for possession of any or all of the Sublease Premises and/or the Equipment or for any other relief, Sublessee shall pay a Sublessor's reasonable attorney's fees and court costs.

No remedy of Sublessor hereunder shall be exclusive of any remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

In addition to any and all remedies set forth herein, Sublessor shall have all remedies available to the Prime Lessor under the Prime Lease and at law or in equity, and any and all remedies shall be cumulative and non-exclusive.

15. SUBLESSEE'S OBLIGATIONS UNDER PRIME LEASE. For so long as the Prime Lease remains in full force and effect, Sublessee agrees to perform, fulfill and observe all of the covenants, agreements, obligations, conditions, representations, warranties, terms and provisions imposed upon Sublessor as tenant under the Prime Lease and which are applicable to the Subleased Premises except for the covenants and agreements of Sublessor set forth therein with respect to any remaining portions of the Leased Premises not being Subleased to the Sublessee hereunder, including, Sublessor's obligations with respect to the payment of the Annual Rent. Sublessee agrees to indemnify and hold Sublessor harmless from and against all claims, liabilities, losses and damages of any kind whatsoever which Sublessor may incur by reason of Sublessee's failure to perform, fulfill or observe any of the covenants or agreements set forth herein or the applicable provisions set forth in the Prime Lease. Sublessor agrees to indemnify and hold Sublessee harmless from and against all claims, liabilities, losses and damages of any kind whatsoever incurred by Sublessee as a result of any default by Sublessor under the Prime Lease.

16. ENFORCEMENT AND DELIVERY OF PREMISES AT SUBLEASE TERMINATION DATE. Sublessee agrees that it will pay all Sublessor's expenses, including reasonable attorneys' fees incurred in enforcing any obligation of the Sublessee or remedies of the Sublessor under this Sublease, or in recovering possession of the Subleased Premises. Sublessee agrees that the Subleased Premises will, at the expiration or earlier termination of this Sublease, be returned in good condition, ordinary wear and tear and damage by fire or other casualty only excepted. In the event of the Sublessee's failure to remove any of the Sublessee's property from the Subleased Premises, specifically excluding the Yield Up Equipment, the Sublessor is hereby authorized, after written notice to Sublessee without liability to the Sublessee for any loss or damage thereto, and at the sole risk of the Sublessee, to remove and store any of the property at the Sublessee's sole cost and expense; or to retain same under the Sublessor's exclusive use and control; or to sell at public or private sale, without notice to the Sublessee all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

17. NOTICES. All notices or other communications hereunder shall be in writing and delivered to the addresses set forth below by registered or certified mail, return receipt requested, postage prepaid, or sent by an overnight express courier service which provides evidence of delivery or attempted delivery. If intended for Sublessor addressed to it at 34 Commerce Way, Woburn, Massachusetts 01801, Attention: Mr. Neal Gordon. If intended for Sublessee, addressed to it at 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts 01702, Attention:
Mr. Jack Green, with a courtesy copy to Palmer & Dodge LLP, 111 Huntington Avenue, Boston, Massachusetts 02199; Attention: Thomas G. Schnorr, Esq. Notices shall be deemed given when mailed and otherwise on the earlier to occur of the date of delivery or the date delivery was first attempted, as shown by postal records. The parties hereto may, from time to time, by notice given hereunder, designate in writing any different address to which subsequent notices, certificates or other communications shall be sent.

18. BROKERAGE COMMISSION. Sublessor shall be solely responsible for the payment of a Eighty Thousand and 00/100 Dollar ($80,000.00) brokerage commission to CB Richard Ellis. Sublessor represents and warrants that it has not dealt with any broker any other than Insignia/ESG in connection with this Sublease and will indemnify and hold harmless Sublessee from and against any loss or expense suffered by Sublessee as a result of such dealings with any other broker. If Sublessee exercises its option for the Tertiary Space, and an amendment is fully executed by both parties and consented to by the Prime Lessor, Sublessor shall pay CB Richard

Ellis an additional brokerage fee of $21,132.00. Sublessee represents and warrants that it has not dealt with any broker other than CB Richard Ellis in connection with this Sublease and will indemnify and hold harmless each of Sublessor and Prime Lessor from and against any loss and expenses suffered by either of them as a result of such dealings with any broker. Sublessor represents and warrants that it has not dealt with any broker other than Insignia/ESG in connection with this Sublease and will indemnify and hold harmless the Sublessee from and against any loss and expenses suffered by Sublessee as a result of such dealings with any broker, including any additional brokerage commissions which may be due CB Richard Ellis in connection with this Sublease.

19.      SUBLESSEE'S REPRESENTATIONS AND WARRANTIES.

         a. Sublessee acknowledges it has read and examined the Prime Lease, and is fully familiar with the terms, covenants and conditions on the Sublessor's part as tenant, to be performed thereunder, and all of the applicable terms, covenants and conditions of the Prime Lease are included herein.

         b. Sublessee does hereby assume and agree to be bound by and perform all the aforesaid terms, covenants and conditions on the Sublessor's part (as tenant under the Prime Lease) to be performed under the Prime Lease with respect to the Subleased Premises, except as otherwise herein specified, and Sublessee agrees to indemnify, defend (by counsel reasonably acceptable to Sublessor) and hold Sublessor harmless against any claim or liability asserted against Sublessor by reason of Sublessee's failure to perform such obligations. Sublessee agrees that this Sublease is separate from and subordinate in all respects to the Prime Lease (and amendments thereto) and to any agreement to which the Prime Lease is subject. In the event Sublessee shall default in the full performance of any of the terms, covenants and conditions on its part to be performed under this Sublease, then Sublessor shall have the same rights and remedies with respect to such default as are given to Prime Lessor with respect to defaults by Sublessor as tenant under the Prime Lease, all with the same force and effect as though the provisions of the Prime Lease with respect to defaults, and the rights and remedies of Prime Lessor in the event thereof, were set forth at length herein. Sublessee further agrees that Sublessor shall have no liability of any nature whatsoever to Sublessee as a consequence of Prime Lessor's default under the Prime Lease, including, but not limited to, Prime Lessor's breach of a covenant of quiet enjoyment. Any conflicts between the terms, covenants and conditions of this Sublease and the Prime Lease shall be resolved in favor of the Prime Lease.

         c. In any case, where Prime Lessor reserves the right to enter the Subleased Premises, said right shall enure to Prime Lessor as well as to Sublessor. Furthermore, Sublessor reserves the right upon 24 hours prior notice to Sublessee to enter the Subleased Premises for the purpose of accessing, repairing and maintaining the Subleased Premises. Sublessee may elect to have a representative present at the time of such entry. No such prior notice shall be required in the event of an emergency.

         d. Sublessee agrees to perform and comply with the terms, provisions, covenants and conditions of the Prime Lease and not to do, or suffer or permit anything to be done, which would result in a default under, or cause the Prime Lease to be terminated or forfeited.

         e. In the event that any mechanic's lien or other lien is filed against the Sublease Premises, or any part thereof, for any reason whatsoever by reason of Sublessee's acts or failure to act, then Sublessee shall cause same to be discharged in the time periods set forth in Section 9.4 of the Prime Lease.

         f. Sublessee will fully and faithfully perform the terms and conditions of the Prime Lease on its part to be performed, and in addition thereto, Sublessee will not do, or cause to be done or suffer or permit any act or thing to be done, which would, or might, cause the Prime Lease or the rights of Sublessor as tenant under the Prime Lease to be endangered, cancelled, terminated, forfeited, or surrendered, or which would or might make Sublessor liable for any damages, claim or penalty.

20.      SUBLESSOR'S REPRESENTATIONS AND WARRANTIES.
Sublessor represents and warrants to Sublessee that:

         a. the Prime Lease is in full force and effect and has not been modified or amended (except as expressly set forth in the recitals to this Sublease); and there are no other documents, instruments, agreements or the like creating obligations on Sublessor's part under the Prime Lease;

         b.       Sublessor has delivered to Sublessee redacted copies of:

                  i. the Prime Lease and the other documents expressly set forth in the recitals to this Sublease, and

                  ii. all riders, modifications, schedules, exhibits and addenda relating thereto;

         c.       Sublessor is the current tenant under the Prime Lease;

         d. neither the Prime Lessor nor Sublessor is in default under the Prime Lease; nor has any event occurred which, with the giving of notice, the passage of time, or both, would constitute a default under the Prime Lease; nor has Sublessor received any notice from Prime Lessor that any outstanding charges for Annual Fixed Rent, Additional Rent and/or other charges under the Prime Lease are past due;

         e. Prime Lessor has consented to this Sublease and this Sublease shall not constitute a default under the Prime Lease; and

         f. In the event that pursuant to the terms in the Prime Lease, the Sublessor under the fire and condemnation provisions, if any, contained in the Prime Lease has the right to terminate the Prime Lease, Sublessor agrees that it will not exercise such right of termination without first obtaining Sublessee's consent to said termination.

         g. Sublessor does hereby assume and agree to be bound by and perform all the aforesaid terms, covenants and conditions on the Sublessor's part to be performed under this Sublease with respect to the Subleased Premises, and Sublessee agrees to indemnify, defend (by counsel reasonably acceptable to Sublessee) and hold Sublessee harmless against any claim or liability asserted against Sublessee by reason of Sublessor's failure to perform such obligations.

         h. Sublessor agrees to perform and comply with the terms, provisions, covenants and conditions of the Prime Lease and not to do, or suffer or permit anything to be done, which would result in a default under, or cause the Prime Lease to be terminated or forfeited.

21. ARBITRATION. All disputes arising out of or in connection with this Sublease Agreement and/or the Antigenics Leasehold Lease shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association then in effect by an arbitrator appointed in accordance with such rules. The arbitrator's award shall be final and binding. Judgment upon the award rendered may be entered in any court having jurisdiction over the party against which the award is rendered. The parties expressly consent to the jurisdiction of the federal and state courts situated in The Commonwealth of Massachusetts for the purpose of enforcing any arbitration award rendered pursuant to this Section. The arbitration shall take place in Framingham, Massachusetts or such other place as the parties may agree. The arbitration shall include (a) a provision that the prevailing party in such arbitration shall recover its costs of the arbitration and reasonable attorneys' fees from the other party, and (b) the amount of such costs and fees.

22. PRIME LANDLORD CONSENT. This Sublease shall be contingent upon the Sublessor's receipt of the Prime Landlord's written consent to this Sublease, in the form attached hereto as Exhibit D.

23. COVENANT OF QUIET ENJOYMENT. Sublessor hereby warrants and covenants that upon payment of the Annual Rent and any additional rent due hereunder, and upon the performance of all the terms and covenants of this Sublease, Sublessee shall have peaceful and quiet use and possession of the Subleased Premises without hindrance or interruption on the part of Sublessor.

24.      MISCELLANEOUS.

         a. This Sublease and the Antigenics Leasehold Lease contain the entire and exclusive agreement between the parties and supersedes all prior arrangements, understandings and agreements, whether oral or written. This Sublease may not be amended or modified except by a written instrument executed by Sublessor and Sublessee and approved in each instance by Prime Lessor.

         b. One or more waivers of any covenant or condition by Sublessor shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition, and the consent or approval by Sublessor to or of any act by Sublessee requiring Sublessor's consent or approval shall not be construed to waive or render unnecessary Sublessor's consent or approval to or of any subsequent similar act by Sublessee.

         c. This Sublease shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. In the event any provision of this Sublease shall be determined invalid or unenforceable under applicable law, or shall be determined to be a violation of the Prime Lease, this Sublease shall be construed as if such provision had never been made a part hereof, but shall otherwise continue in full force and effect.

         d. The headings used herein are used only for convenience of reference and are not to be considered part of this Sublease or to be used in determining the intent of the parties hereto.

         e. This Sublease shall be binding upon and inure to all successors and permitted assigns, including all permitted sub-subleases, of the parties hereto.

         f. Sublessor shall in no event be construed, held or become in any way or for any purpose a partner, associate or joint venturer of Sublessee or any party associated with Sublessee in the conduct of its business or otherwise.

         g. Sublessee knowingly agrees to and hereby waives any and all rights to trial by jury in any matter arising out of this Sublease or otherwise with the Sublessor.

         h. The specific remedies to which Sublessor may resort under the terms of this Sublease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Sublessee of any provisions of this Sublease. In addition to the other remedies provided in this Sublease, Sublessor shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Sublease or to a decree compelling specific performance of any such covenants, conditions or provisions.

IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as an instrument under seal by their duly authorized officers on the day and the year first above written

PRIME LESSOR                                SUBLESSOR

                                        Antigenics Inc., a Massachusetts
                                        corporation and a wholly owned
                                        subsidiary of Antigenics Inc., a
                                        Delaware corporation.


                                        By:    /s/ Neal Gordon
                                        ---------------------------------
---------------------------------       Name:      Neal Gordon
All Terms and Provisions Approved       Title:  Senior Vice President

                                        SUBLESSEE

                                        GTC Biotherapeutics, Inc.

                                        By:    /s/ John B. Green
                                        ---------------------------------
                                        Name:      John B. Green
                                        Title:  Senior Vice President

                                        By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                               (SUBLEASE PREMISES)

                                   SKETCH PLAN

              Utility Equipment Area - Tertiary Space - First Floor

[FIRST FLOOR PLAN]

              Secondary/Tertiary Space Segregation on Second Floor

                         Hatched Area is Secondary Space

                           Open Area is Tertiary Space

[SECOND FLOOR PLAN]

                           Primary Space - Third Floor

[THIRD FLOOR PLAN]

                                    EXHIBIT B
                     (ANNUAL FIXED RENT AND ADDITIONAL RENT)

ANTIGENICS, INC.
SUBLEASE AGREEMENT - EXHIBIT B
UPDATED:  JULY 8, 2002

                                      SQ. FT. TOTAL                       SQ. FT. - UTILITIES ALLOC.
                                         ------                             OFFICE            LAB
                                                                            ------          ------
Phase 1 - Square Feet                      11,852                            8,891           2,961
Phase 2 - Square Feet                       8,036                            5,125           2,911
Phase 3 - Square Feet                      21,132                            3,297          17,835
                                           ------                           ------          ------
TOTAL SQUARE FEET                          41,020                           17,313          23,707
                                           ------                           ------          ------

Base rent per sq ft @ 7/1/02        $       21.38
Base rent per sq ft @ 9/1/02        $       22.88
Base rent per sq ft @ 9/1/06        $       24.38

Monthly 2002 CAM Escalation(1)      $    6,347.58
Monthly 2002 RE Tax Escalation(1)   $    4,834.68

                                   JUL-AUG      SEP-OCT     NOV-DEC     JAN-DEC     JAN-DEC     JAN-DEC
MONTHLY SUB-LEASE PAYMENTS           2002        2002        2002        2003         2004        2005
                                 ----------   ----------  ----------  ----------  ----------  ----------
Base Rent                        $21,116.31   $22,597.81  $22,597.81  $37,919.79  $37,919.79  $37,919.79
CAM Escalation(1)                 1,834.02      1,834.02   1,834.02     3,077.54   3,077.54    3,077.54
RE Tax Escalation(1)              1,396.89      1,396.89   1,396.89     2,344.03   2,344.03    2,344.03
Leasehold Improvements Allocation        -             -   9,231.61    17,533.00  17,533.00   17,533.00
Utilities Allocation(2,3)         4,531.62      4,531.62   4,531.62     8,925.12   9,639.13   10,410.26
                                 ----------   ----------  ----------  ----------  ----------  ----------
TOTAL MONTHLY PAYMENTS           $28,878.85   $30,360.35  $39,591.96  $69,799.47  $70,513.48  $71,284.61
                                 ----------   ----------  ----------  ----------  ----------  ----------

                                    JAN-AUG     SEP-DEC     JAN-DEC     JAN-DEC     JAN-DEC     JAN-SEP
MONTHLY SUB-LEASE PAYMENTS           2006        2006        2007        2008         2009        2010
                                  ----------  ----------  ----------- ----------- ----------- -----------
Base Rent                         $37,919.79  $40,405.79  $83,338.97  $83,338.97  $83,338.97  $83,338.97
CAM Escalation(1)                   3,077.54    3,077.54    6,347.58    6,347.58    6,347.58    6,347.58
RE Tax Escalation(1)                2,344.03    2,344.03    4,834.68    4,834.68    4,834.68    4,834.68
Leasehold Improvements Allocation  17,533.00   17,533.00   39,155.05   39,155.05   39,155.05   39,155.05
Utilities Allocation(2,3)          11,243.08   11,243.08   all costs   all costs   all costs   all costs
                                  ----------  ----------  ----------- ----------- ----------- -----------
TOTAL MONTHLY PAYMENTS            $72,117.43  $74,603.43  $133,676.28 $133,676.28 $133,676.28 $133,676.28
                                  ----------  ----------  ----------- ----------- ----------- -----------

-------------------
(1) Annual escalation of CAM & RE Tax to be passed through to sub-lessee at appropriate % as invoiced by NDNE

(2) Utilities allocation charge calculated at $0.20/square foot for office and $0.93/square foot for laboratory

      An inflationary factor of 8% is used for calculating annual increases and subject to adjustment based on actual rate increases of the Utility providers.

(3)   100% of incurred costs for utilities to be borne by sub-lessee.

                                    EXHIBIT C
                            ANTIGENIC LEASEHOLD LEASE

                           ANTIGENICS LEASEHOLD LEASE

         THIS ANTIGENICS LEASEHOLD LEASE (this "Leasehold Lease") dated as of this 19th day of July, 2002 entered into between GTC Biotherapeutics, Inc. a Massachusetts corporation, formerly known as Genzyme Transgenics Corporation, with an address of 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts ("Lessee") and Antigenics Inc., a Massachusetts Corporation ("Lessor"), and a wholly-owned subsidiary of Antigenics Inc., a Delaware corporation, formerly known as Aquila Biopharmaceuticals, Inc., with an address of 34 Commerce Way, Woburn, Massachusetts 01801.

                                    RECITALS

         WHEREAS, Aquila Biopharmaceuticals, Inc., a Delaware corporation and wholly owned subsidiary of Sublessor, is the tenant under a lease with NDNE 9/90 Corporate Center LLC (the "Prime Lessor") dated September 19, 1997 as amended by that certain First Amendment to Lease ("First Amendment") dated December 17, 1997, as further amended by that certain Second Amendment to Lease ("Second Amendment") dated as of January 14, 1998, as further amended by that certain Third Amendment to Lease ("Third Amendment") dated as of February 3, 1998, as further amended by that certain Fourth Amendment to Lease ("Fourth Amendment") dated as of February 27, 1998, as further Amended by that certain Fifth Amendment to Lease ("Fifth Amendment") dated as of March 13, 1998 and as affected by that certain Consent to Assignment of Lease ("Consent") dated April, 2001 (the Lease as so amended and affected by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Consent is hereinafter called the "Prime Lease") which relates to space in the Building (as said term is defined in the Prime Lease) comprised of approximately 41,020 rentable square feet located on the 1st, 2nd and 3rd floors of the building (the "Leased Premises");

         WHEREAS, Lessor and Lessee entered into a Sublease Agreement (the "Sublease") for a portion of the Leased Premises dated July 16, 2002 (the "Subleased Premises");

         WHEREAS, pursuant to the terms of the Sublease, the Lessor, as Sublessor, and the Lessee, as Sublessee, agreed to enter into this Leasehold Lease Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee covenant and agree as follows:

         All terms not otherwise defined herein shall have the same meaning as set forth in the Prime Lease and the Sublease.

         Lessor hereby leases to Lessee, and Lessee hereby hires and takes from Lessor, the leasehold improvements, fixtures and personal property described in Exhibit A, attached hereto and made a part hereof (hereinafter, with all replacement parts, additions, repairs and accessories incorporated therein and/or affixed thereto, collectively referred to as "Equipment"), subject to the following terms and conditions:

1. TERM AND RENTALS: This Leasehold Lease is for the term beginning on the Sublease Commencement Date and terminating on December 31, 2006 unless all of the following conditions are satisfied:

         (a) Lessee exercises its right under the Tertiary Space Option;

         (b) Lessor and Lessee enter into an amendment to the Sublease adding the Tertiary Space and extending the term of the Sublease until September 30, 2010, as provided for under the Sublease; and

         (c) Prime Lessor fails to exercise its Take Back Option with respect to the Leased Premises pursuant to Section 9.13 of the Prime Lease, in which event this Leasehold Lease shall terminate on September 30, 2010.

         During the term, Lessee agrees to pay to Lessor the monthly rental amounts set forth in Exhibit B of the Sublease as the Leasehold Improvements Allocation (the "Leasehold Rent") on or before the first day of each month. All Leasehold Rent due under this Leasehold Lease shall be paid to Lessor or its assigns without notice or demand and without abatement, offset, defense or counterclaim, with the exception of any rights Lessee may have under subsection 3(d) of this Leasehold Lease, at Lessor's principal office address set forth above, or such other place as Lessor or its assignee may designate in writing to Lessee.

         If Lessee fails to pay Leasehold Rent or other payments due under this Leasehold Lease on or before the same becomes due and upon the expiration of any applicable notice and grade periods, Lessor may, at its election without notice or demand:

         (a) accept the Leasehold Rent payment in arrears and Lessee shall pay, as liquidated damages, a late charge equal to one and one-half (1 1/2) percent per month (computed on the basis of a thirty (30) day month) on each defaulted Leasehold Rent payment from the due date thereof; or

         (b) declare all unpaid Leasehold Rent and other sums due hereunder immediately due and payable, as further set forth in Section 7 of this Leasehold Lease.

In addition, Lessor, as Sublessor, shall have all of the rights under the Sublease, including the right to draw down on the Letter of Credit.

         Lessee's obligation to pay the Leasehold Rent and other payments due under this Leasehold Lease shall be absolute and unconditional and shall not be affected by reason of:

         (a) any defect in, lack of fitness for a particular purpose, use of, damage to, loss of possession or use of or destruction of, all or any of the Equipment;

         (b) the prohibition or other restriction against Lessee's use of said Equipment; or

         (c) for any other cause, being the agreement of the parties that this Leasehold Lease and any other amount payable by Lessee hereunder shall continue to be payable in all events in the manner and at the times provided herein.

Notwithstanding the above, Lessee shall be entitled to off-set Leasehold Rent payments due under this Leasehold Lease but not the Sublease, pursuant to the provisions of subsection 3(d)(iii)) of this Leasehold Lease.

         2. DESTRUCTION OF EQUIPMENT: The Lessor agrees to maintain insurance on the Equipment located in the Subleased Premises (the location of the Equipment is set forth in Exhibit B) until the Sublease Commencement Date for the Primary Space, Secondary Space and the Tertiary Space, respectively. Lessee agrees to maintain insurance on the Equipment located in the Subleased Premises during the Sublessee's lease of the Primary, Secondary and Tertiary Space. In the event of any loss or damage to the Equipment the respective party shall, to the extent permitted under the Prime Lease, use the proceeds of any insurance to repair or replace the Equipment. Lessor shall have no further obligations with respect to the Equipment after the Lessee's leasing of the Tertiary Space.

         3. INSPECTION; WARRANTIES BY LESSOR; MAINTENANCE, COMPLIANCE WITH LAWS AND INSURANCE:

         (a) Except as provided in subsection 3(d) of this Leasehold Lease, Lessee agrees that it has had the opportunity to inspect all of the Equipment prior to the date of this Leasehold Lease and that Lessee is taking the Equipment "as-is" in its current condition and location as set forth in Exhibit B (the "Acceptance").

         (b) Except as provided in subsection 3(d) of this Leasehold Lease, Lessor, not being the manufacturer of the Equipment, nor manufacturer's agent, makes no warranty or representation, either express or implied, as to the fitness, quality, design, capacity, suitability, merchantability or performance of the Equipment or of the material or workmanship thereof, it being agreed that the Equipment is leased "as is" and that all such risks, as between Lessor and Lessee, are to be borne by the Lessee at its sole risk and expense. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against the Lessor for loss of anticipatory profits or consequential damages.

         (c) No oral agreement, guaranty, promise, condition, representation or warranty shall be binding; all prior conversations, agreements or representations related hereto and/or to the equipment are integrated herein, and no modification hereof shall be binding unless in writing signed by parties.

         (d) Lessor shall have the following maintenance obligations with regard to the Equipment.

                  (i) Lessor agrees to maintain the Equipment located within the Leased Premises leased by Lessor in at least the same condition as of the date of this Leasehold Lease (with the exception of normal wear and tear), under the same maintenance procedures currently utilized by Lessor, until the Sublease Commencement Date for the Primary Space, Secondary Space and Tertiary Space, respectively, at which time Lessee shall be solely obligated to maintain the Equipment located within the applicable portion of the Subleased Premises as set forth below. As stated above, Lessee's obligation to maintain, install, repair, erect, test, adjust or service the Equipment shall not commence until such time as the Sublease Commencement Date for the Primary Space, with respect to Equipment located in the Primary Space, the Sublease Commencement Date for the Secondary Space with respect to Equipment located in the Secondary Space and in the event the Lessee elects to exercise its option to sublease the Tertiary Space, January 1, 2007 with respect to Equipment located in the Tertiary Space.

                  (ii) Lessor shall provide reasonable evidence of such maintenance to Lessee upon written request by sending Lessee copies of its maintenance records and Lessee shall have the right to inspect the Equipment and audit such maintenance records at reasonable times upon 24 hour prior written notice to Lessor.

                  (iii) If Lessor fails to maintain the Equipment in the required condition during its occupancy thereof, Lessee may, after prior written notice to Lessor and only after Lessor fails to maintain such Equipment within ten (10) days after receipt of such written notice, arrange to have the Equipment maintained or repaired by a licensed professional and off-set an amount equal to the actual cost of such maintenance/repair from its next Leasehold Rent payment under this Leasehold Lease, provided however, that any rights of off-set shall not apply to a Lessee, as Sublessee, payment of Annual Fixed Leasehold Rent under the Sublease. Lessee shall provide Lessor with copies of all such invoices for such maintenance as a condition precedent to any rights of set-off. Provided further that, Lessee shall not be entitled to off-set Leasehold Rent, if it is determined that such maintenance obligation resulted from any acts of Lessee, its contractors, employees or invitees.

                  (iv) From and after Sublessee's occupancy of the Primary Space, Secondary Space, and Tertiary Space, Lessor shall have no further obligations to maintain, install, repair, erect, test, adjust or service the Equipment located within such occupied space.

         (e) Lessee shall have the following Maintenance Obligations with regard to the Equipment:

                  (i) From and after the Sublease Commencement Date for the Primary Space, Secondary Space and Tertiary Space, respectively, Lessee shall be obligated to maintain the Equipment located in the applicable portion of the Subleased Premises as set forth in Schedule C in at least the same condition as of the date Sublessee leases such portion of the Subleased Premises (with the exception of normal wear and tear), under the same maintenance procedures currently utilized by Lessor.

                  (ii) If Lessee has not maintained the Equipment in the required condition, Lessor may, after prior written notice to Lessee and only after Lessee fails to maintain such Equipment within ten (10) days after receipt of such written notice, arrange to have the Equipment maintained or repaired by a licensed professional and charge the actual cost of such maintenance/ repair as Additional Rent due with the next monthly Leasehold Rent payment. Lessor shall provide Lessee with copies of all such invoices for such maintenance as a condition precedent to charging any Additional Rent.

         (f) Lessee and Lessor each agree, at their own cost and expense, to comply with all of the following requirements with respect to the Equipment while such party leases the Leased Premises in which such Equipment is located:

                  (i) to pay all charges and expenses in connection with the operation of each item of Equipment;

                  (ii) to comply with all governmental laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of each item of Equipment;

                  (iii) to maintain at all times public liability, property damage, fire with extended coverage, theft and comprehensive insurance in an amount equal to the book value of such Equipment, as set forth on the depreciation schedule attached hereto as Exhibit C, protecting the other party's interest as it may appear, delivering to the other party evidence of such insurance coverage upon the commencement of this Leasehold Lease and annually thereafter, provided, however that Lessor shall have no further obligations to insure the Equipment after the earlier of the Sublease Termination Date or the Sublessee's leasing of the Tertiary Space; and

                  (iv) all insurance policies shall provide that no cancellation thereof shall be effective without thirty (30) days prior written notice to the other party.

         4. LESSOR'S TITLE, RIGHT OF INSPECTION AND IDENTIFICATION OF EQUIPMENT:
Title to the Equipment shall at all times remain in the Lessor and Lessee will at all times protect and defend, at its own cost and expense, the title of Lessor from and against all claims, liens and legal processes of creditors of Lessee and keep all the Equipment free and clear from all such claims, liens and processes. Lessor shall have the right from time to time during reasonable business hours, with reasonable advance notice, to enter upon the Subleased Premises for the purpose of confirming the existence, condition and proper maintenance of the Equipment. Lessor shall be accompanied by a representative of Lessee during any such inspection. The foregoing rights of entry are subject to any applicable governmental laws, regulations and rules concerning industrial security. Prime Lessor has consented to this Leasehold Lease and this Leasehold Lease shall not constitute a default under the Prime Lease. Lessor hereby represents that it either has or does not require authority to lease the Equipment and that this Leasehold Lease does not constitute a breach of any agreement with respect to the Equipment.

         5. POSSESSION, PLACE OF USE AND CHANGES IN LOCATION OF EQUIPMENT: So long as Lessee shall not be in default under this Leasehold Lease or the Sublease the Lessee shall be entitled to the possession and use of the Equipment in accordance with the terms of this Leasehold Lease and the Sublease. The Equipment shall be used in the conduct of the lawful business of Lessee and shall be kept at the address of Lessee set forth above. Lessee shall not, without Lessor's prior written consent, remove the Equipment from such location, part with possession or control of the Equipment or attempt or purport to sell, pledge, mortgage or otherwise encumber any of the Equipment or otherwise dispose of or encumber any interest under this Leasehold Lease.

         6. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR: In the Event of Default (as defined below), the Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such Event of Default, and any reasonable amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of one and one-half (1 -1/2%) percent per month thereon until paid by Lessee to Lessor, shall be payable by the Lessee upon demand as additional rent ("Additional Rent") for the Equipment.

         7. EVENT OF DEFAULT: An "Event of Default" by Lessee shall occur if:

         (a) Lessee fails to pay when due any installment of Leasehold Rent and/or Additional Rent, without notice or demand, provided, however that Lessor agrees to permit Lessee to cure such monetary default by paying the late fee set forth in Section 1(a) of this Leasehold Lease, within five (5) days after receipt of written notice to Lessee of such non-payment of Leasehold Rent ("Grace Period"), provided further that such Grace Period shall only be permitted to occur twice in any twelve month period and shall not apply to any payments due under the Sublease with the exception of payments made under this Leasehold Lease;

         (b) Lessee shall fail to perform or observe any non-monetary covenant, condition or agreement to be performed or observed by it under this Leasehold Lease and such failure continues uncured for twenty (20) days after written notice thereof to Lessee by Lessor (unless such default is of a nature that it cannot be cured within such twenty (20) day period, in which event no default shall occur so long as Lessee shall diligently commence the curing of the default within the twenty (20) day cure period and promptly prosecutes the curing of the same);

         (c) Lessee ceases doing business, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;

         (d) within ninety (90) days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within ninety (90) days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated;

         (e) Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any item thereof, without the prior written approval of Lessor; or

         (f)      Lessee, as Sublessee shall be in default under the Sublease.

         Upon the occurrence of an Event of Default and the expiration of any applicable notice and cure period, Lessor shall have all the rights and remedies provided by applicable law, this Leasehold Lease and/or the Sublease. In addition, Lessor, at its sole election, may:

         (a) declare all unpaid Leasehold Rent and other sums due and to become due under this Leasehold Lease immediately due and payable; and/or

         (b) proceed by appropriate court action or actions or other proceedings either at law or in equity to enforce performance by Lessee of any and all covenants of this Leasehold Lease and to recover damages for the breach thereof.

         Lessor shall also be entitled to recover immediately as liquidated damages for loss of the bargain and not as penalty any unpaid Leasehold Rent that accrued on or before the occurrence of the Event of Default for the unexpired term of this Leasehold Lease. No remedy of Lessor hereunder shall be exclusive of any remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

         8. INDEMNITY: Lessee agrees that Lessor shall not be liable to Lessee for, and Lessee shall indemnify and save Lessor harmless from and against any and all liability, loss, damage, expense, causes of action, suits, claims or judgments arising from or caused directly or indirectly by an Event of Default by Lessee under this Leasehold Lease; or injury to person or property resulting from or based upon the actual use, operation, delivery or transportation of any or all of the Equipment or its location or condition, after the Sublease Commencement Date unless caused by the negligence of Lessor or its agents, employees, contractors or representatives; and shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, either alone or in conjunction with others upon any such liability or claim or claims and shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in any such action or actions, provided, however, that Lessor shall give Lessee written notice of any such claim or demand.

         9. ASSIGNMENT, NOTICES, REMEDIES AND WAIVERS: Lessee shall not be permitted to assign this Leasehold Lease without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, as long as there is no Event of Default by the Lessee under the provisions of this Leasehold Lease and/or the Sublease, this Leasehold Lease and any rights pursuant hereto may be assigned by Lessee as provided under Section 9.13 of the Prime Lease. Notwithstanding, the Lessee may assign its rights hereunder to any Related Occupants, as defined in Section 9.13 of the Prime Lease, any affiliated entity or purchaser so long as the affiliated entity or purchaser has a net worth equal to or greater than Lessee as of the date of this Leasehold Lease or on the date of such assignment, whichever is greater. It shall be a condition of the validity of any assignment that the assignee agrees directly with Lessor, to be bound by all of the terms and obligations of Lessee hereunder. No assignment shall relieve Lessee from its obligations hereunder and Lessee shall remain fully and primarily liable therefor.

         10. NOTICES: All notices relating hereto shall be delivered in person to an officer of the Lessor or Lessee or shall be mailed registered to Lessor or Lessee at its respective address below shown or at any later address last known to the sender. If intended for Lessor, addressed to Antigenics Inc., 34 Commerce Way, Woburn, Massachusetts 01801, Attention: Mr. Neal Gordon. If intended for Lessee, addressed to GTC Biotherapeutics, Inc., 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts 01702, Attention: Mr. Jack Green, with a courtesy copy to Palmer & Dodge LLP, 111 Huntington Avenue, Boston, Massachusetts 02199,
Attention: Thomas G. Schnorr, Esq. No remedy of Lessor hereunder shall be exclusive of any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy. A waiver of a default shall not be a waiver of any other or a subsequent default.

         11. FURTHER ASSURANCES: Lessee shall execute and deliver to Lessor, upon Lessor's request, such instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this Leasehold Lease and Lessor's rights hereunder, including the filing or recording of this agreement at Lessor's option and at Lessor's sole cost and expense.

         12. LEASE IRREVOCABILITY: This Leasehold Lease is irrevocable for the full term hereof and for the aggregate rentals hereinabove reserved and the Leasehold Rent shall not abate by reason of termination of Lessee's right of possession, except in the event of default by the Lessor under the Prime Lease or in the event Prime Lessor exercises its Take Back Option with respect to the Leased Premises pursuant to Section 9.13 of the Prime Lease

         13. PURCHASE OPTION: Lessee shall purchase the Equipment upon the expiration of this Leasehold Lease, provided all Leasehold Rent and Additional Rent is paid in full, for consideration in the amount of One Dollar ($1.00).

         14. LESSOR AND LESSEE REPRESENTATION: The parties hereto hereby represent and warrant as follows:

         (a)      Lessee hereby represents and warrants as follows:

                  (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own its property and conduct its business as is now conducted, is duly qualified and in good standing as a Massachusetts corporation and is duly authorized to do business in each jurisdiction where the nature of its properties or business requires such qualification; and

                  (ii) the execution, delivery and performance of this Leasehold Lease and the related documents referenced to herein: (aa) is within its corporate power and authority; (bb) has been authorized by all necessary corporate proceedings; (cc) does not and will not require the consent of the stockholders of Lessee or approvals of any governmental authority; (dd) will not contravene any provision of the charter documents or by-laws of Lessee or any law, rule or regulation applicable to Lessee; (ee) will not constitute a default under any other agreement, order or undertaking binding on Lessee; and (ff) will not require the consent or approval of any obligee or holder of any instrument relating to any indebtedness of Lessee.

         (b)      Lessor hereby represents and warrants as follows:

                  (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own its property and conduct its business as is now conducted, is duly qualified and in good standing as a Massachusetts corporation and is duly authorized to do business in each jurisdiction where the nature of its properties or business requires such qualification; and

                           (ii) the execution, delivery and performance of this Leasehold Lease and the related documents referenced to herein: (aa) is within its corporate power and authority;
                                    (bb) has been authorized by all necessary corporate proceedings; (cc) does not and will not require the consent of the stockholders of Lessor or approvals of any governmental authority; (dd) will not contravene any provision of the charter documents or by-laws of Lessee or any law, rule or regulation applicable to Lessee; and
                                    (ee) will not constitute a
                                    default under any other agreement, order or undertaking binding on Lessor.

                           (iii) Prime Lessor has consented to this Leasehold Lease and this Leasehold Lease shall not constitute a default under the Prime Lease;

         15. CONSENT: This Leasehold Lease is contingent upon the prior written approval of Silicon Valley Bank and shall not be effective until and unless Silicon Valley Bank has given its approval hereto, if such approval is required.


         16. ARBITRATION: All disputes arising out of or in connection with this Lease Agreement shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association then in effect by an arbitrator appointed in accordance with such rules. The arbitrator's award shall be final and binding. Judgment upon the award rendered may be entered in any court having jurisdiction over the party against which the award is rendered. The parties expressly consent to the jurisdiction of the federal and state courts situated in The Commonwealth of Massachusetts for the purpose of enforcing any arbitration award rendered pursuant to this Section. The arbitration shall take place in Framingham, Massachusetts or such other place as the parties may agree. The arbitration shall include (a) a provision that the prevailing party in such arbitration shall recover its costs of the arbitration and reasonable attorneys' fees from the other party, and (b) the amount of such costs and fees.

         17. MISCELLANEOUS PROVISIONS: No oral agreement, guaranty, promise, condition, representation or warranty shall be binding; all prior conversations, agreements or representations related hereto and/or to the equipment are integrated herein, and no modification hereof shall be binding unless in writing signed by Lessor and Lessee. If any provision of the Leasehold Lease is held to be invalid or unenforceable by a court of competent jurisdiction, all of the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of the Lessor in order to effect the provisions of the Leasehold Lease.

         This Leasehold Lease shall be governed, construed and enforced under the laws of the Commonwealth of Massachusetts. Lessee also agrees that any and all legal actions hereunder or related to the Leasehold Lease shall be pursued in the courts located in the Commonwealth of Massachusetts and agrees to submit to the jurisdiction of the courts of the Commonwealth of Massachusetts for such purposes.

         No delays or omissions by the Lessor in exercising or enforcing any of the Lessor's rights and remedies shall constitute a waiver of or otherwise impair any such right or remedy, nor shall it be construed to be a waiver of any such Event of Default or an acquiescence therein. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion, nor shall it be deemed a continuing waiver.

         The Schedules attached hereto are made a part of this Leasehold Lease for all purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                        LESSEE
                                        GTC BIOTHERAPEUTICS, INC.


                                        By:  /s/ John B. Green
-------------------------                    -----------------------------------
Witness                                      Name:  John B. Green
                                             Title:  Senior Vice President


                                        By:
-------------------------                    -----------------------------------
Witness                                      Name:
                                             Title:

                                        LESSOR

                                        ANTIGENICS INC., a Massachusetts
                                        Corporation and a wholly owned
                                        subsidiary of Antigenics Inc., a
                                        Delaware Corporation

                                        By:    /s/ Neal Gordon
-------------------------                    -----------------------------------
Witness                                      Name:  Neal Gordon
                                             Title:  Senior Vice President

  /s/ Karla Brown                       By:
-------------------------                    -----------------------------------
Witness                                      Name:
                                             Title:

                                    Exhibit A

                            LEASEHOLD LEASE AGREEMENT
                         (EQUIPMENT AND FIXED EQUIPMENT)

Project Administration              $8,445           Plumbing Fixture and Equipment              $46,392

Principal                           $15,840          Plumbing Fixtures                           $5,000

Project Manager                     $135,140         Casework Plumbing Fixtures                  $6,800

Assit Project Manager               $41,551          Casework Fixtures-Eyewash                   $1,020

Superintendent                      $173,345         Heating Boiler & Accessories                $112,155

Clerical Support                    $8,158           Condensers                                  $100,000

Reimbursables                       $14,725          Air Handling Units                          $130,570

Travel-Job Site                     $6,040           Ducts                                       $317,699

Drawings & Prints                   $5,785           Ductwork Demolition                         $7,750

Pre-Construction Estimating         $12,915          Fans                                        $20,000

Liability Insurance                 $26,600          HVAC Instrument and Control                 $533

Bonds                               $96,275          Testing, Adjusting & Balancing              $12,556

Permits                             $31,010          Electrical Contract                         $104,517

Small Tools and Equipment           $9,148           Standby Generator Conduit/Wiring            $14,010

Temp Facilities & Control           $3,987           Control Wiring                              $14,757

Fire Protection Details             $15,310          Power Wiring, Equipment                     $47,849

Execution                           $5,465           Electrical Service                          $125,495

Cleaning                            $8,820           Power Wiring, UPS Power                     $16,242

Tunneling, Boring, and
Jacking                             $11,340          Security Wiring                             $9,025

Concrete                            $760             Security System HW/SW                       $4,864

Concrete                            $57,017          Swipe/Strikes & Interlocks                  $31,994

Masonry Contractor                  $11,740          Additional Power Supplies                   $1,050

Structure Steel                     $1,992           Security System Sales Tax                   $1,410

Metal Fabrication                   $2,290           Emergency Generator                         $64,750

Rough Carpentry                     $6,000           Lighting                                    $146,898

Custom Casework                     $29,575          Communications                              $4,427

Roofing                             $21,038          Tel/Data Wiring/ Outlet                     $25,411

Solvent Storage Vault Roof          $7,003           Fiber & Copper Backbone                     $13,500

Solvent Storage Blowout
Panels                              $2,875           Tel/Data Faceplate/Jacks                    $1,700

Metal Doors and Frames              $144,664         Termination-Station Cable                   $1,300

Door Closures                       $1,500           Instruments                                 $30,952

Architecture Contract               $106,603         Instrumentation Freight                     $3,158

Misc. Patch/Caulk                   $2,366           PLC & Automation                            $6,334

Ceiling Suspension                  $62,890          Control Panel HW & SW                       $12,354

Plaster & Gypsum Board              $132,263         Dumpsters                                   $12,100

Flooring                            $135,672         Equipment                                   $297,371

Paints and Coatings                 $51,040          Centrifugal Pump                            $8,221

Specialties                         $20,257          Sales Tax                                   $23,887

Rigging                             $122,876         Process Piping Sales Tax                    $15,020

Pass-Thru                           $1,833           Equipment Freight                           $2,172

Manufacturing Metal
Casework                            $128,950         HVAC Sub Consultants                        $19,241

Epoxy Resin Tables                  $6,960           Plumbing Eng. Subconsultant                 $15,000

Fume Hoods                          $58,745          Structural Eng. Subconsultant               $7,147

Stainless Steel Tables              $1,650           Fire Protection Subconsultant               $10,413

Cold Rooms                          $37,185          MEP Subconsultant                           $5,898

Instruments                         $242             Engineering Sub Consultant                  $2,280

Building Automation Control         $158,232         Electrical Sub Consultant                   $20,000

Elevators                           $20,580          Architectural Sub Consultant                $52,553

Mechanical                          $203,814         Arch Sub Consultant                         $53

HVAC Contract                       $51,726          C/I Sub Consultant                          $3,040

Plumbing Supervisor                 $7,471           Process Sub Consultant                      $1,040

Plumbing Miscellaneous              $1,296           Telecom Subconsultant                       $10,868

Hangers and Supports                $12,674          Design and Engineering                      $63,435

Mechanical Identification           $1,962           CAD Design                                  $69,063

Mechanical Insulation               $37,558          HVAC Engineering                            $53,345

Duct Insulation                     $73,100          Mechanical Engineering                      $21,120

Pipes and Tubes                     $130,000         Instrument Engineering                      $94,935

Pumps                               $25,000          Lead Process Engineer                       $58,300

Domestic Water Piping               $33,300          Process Engineer                            $108,489

Sanitary Waste and Vent Pipe        $3,669           Construction Support                        $71,795

Fuel Piping                         $26,375          Start Up IQ/OQ Support                      $37,073

Process Piping                      $43,022          Turnover Books                              $5,940

Process Mechanical
Demolition                          $2,400           Fee                                         $178,240

Equipment Disconnects               $24,880          Warranty                                    $21,629

Stainless Steel Piping              $88,594          Warranty Labor                              $1,695

Stainless Steel Valves              $10,493          Reduction in final payment                  ($27,207)

Passivation                         $6,500

QA/QC                               $6,000                                                       $6,064,092

Process Piping Copper               $58,600

Process Piping Copper
-Valve                              $6,760

Process Piping Plastic              $128,597

Process Piping Plastic-
Valve                               $34,933

Chilled Water Piping                $54,287

Plant Steam Piping                  $138,547

Process Water and Waste
Pipe                                $106,351

Fire Protection Contract            $74,861

                                    EXHIBIT B
                            LEASEHOLD LEASE AGREEMENT
                         BREAKDOWN OF EQUIPMENT BY ROOM
                             UPDATED: JULY 10, 2002


MANUFACTURING AREAS - SECOND FLOOR

SPACE                              ROOM   EQUIPMENT                              TAG NUMBER           SERIAL NUMBER    VENDOR
-----                              ----   ---------                              ----------           -------------    ------

Tertiary                            200   2- Combo Walk In/Bench top
                                             Fume hoods                          Hood 200-01                          Labconco
Tertiary                            200   2- Combo Walk In/Bench top
                                             Fume hoods                          Hood 200-02                          Labconco
Tertiary                            200   Exhuast "Snorkels"                                                          Alsedent
Tertiary                            206   Walk In Hood                           No Tag                               Labconco
Tertiary                            206   Exhaust "Snorkel"                                                           Alsedent
Tertiary                            208   Lancer Glass Washer                    4042 Aquila                          Lancer
Tertiary                            215   Getinge Autoclave                      0237 Aquila                          Getinge
Tertiary                            215   Getinge Autoclave                      0155 Aquila                          Getinge
Tertiary                            215   1 Gruenberg Oven                       4136 Aquila                          Gruenberg
Tertiary                            211   1 BSC (Not ducted)                     1227 Cambridge                       Nuaire
Tertiary                            213   Walk In Fume Hood                      0277 Aquila                          Labconco
Tertiary                            213   Combo Walk In/bench top
                                          Fume Hood                              0276 Aquila                          Labconco
Tertiary                            214   Lancer Glass Washer                    4120 Aquila                          Lancer
Tertiary                            214   Dryer                                  4119 Aquila                          Forma Quick
Tertiary                            219   Fume Hood                                                   981141263F      Labconco
Tertiary                            221   1 BSC                                  0194 Cambridge
Tertiary                            221   1 Class 100 Soft Wall
                                            Clean Room                           4114 Aquila
Tertiary                            223   Cold Room
Tertiary                            224   1 BSC                                  000304                               The Baker
                                                                                 Antigenics                           Company

ANIMAL FACILITY - SECOND FLOOR
Secondary                           246   6' BSC (Ducted)                        1226 Cambridge       56-1530IV
Secondary                           246   4' BSC (Ducted)                        4223 Aquila                          Nuaire
Secondary                           246   1 Getinge Autoclave                    4220 Aquila                          Getinge
RESEARCH LABS - SECOND FLOOR
Tertiary                            250   1- 6' BSC (Not Ducted)                 4206 Aquila          14154 SR        Nuaire
Tertiary                            252   1- 6' BSC (Not Ducted)                 4214 Aquila          18940 UT        Nuaire
Tertiary                            254   1 Fume Hood                            No Tag               13937SP         Nuaire
Tertiary                            254   BSC (Not ducted)                       117 Cambridge                        Nuaire
Tertiary                            254   BSC Not ducted)                        175 Cambridge                        Nuaire
Tertiary                            257   Fume Hood                              No Tag                               Labconco
Tertiary
Tertiary                            257   Electric Boiler                        4186 Aquila          N4-11336-P89
Tertiary                            257   Autoclave (small)                      4280                 120176          Market Forge
2                                   260   Fume Hood                              No Tag                               Labconco
2                                   262   1- 4' BSC (Not ducted)                 4208 Aquila                          Nuaire
2                                   262   1- 6' BSC (Not Ducted)                 4209 Aquila                          Nuaire
2                                   264   Cold Room                                                                   Bally
Tertiary                            267   Cold Room                                                                   Masterbilt

FACILITY SYSTEMS - FIRST FLOOR
Tertiary                                  PH Neutralization System                                    P73938A-2       Nettco
Tertiary                                  PH Neutralization System                                    P73938A-1       Nettco
Tertiary                                  Solvent Delivery System                                     PRV602501
Tertiary                                  Purified Water System                                       Cal Tags
                                                                                                      683,684,685
Tertiary                                  Compressed Air                                              K7775U84F
Tertiary                                  Glycol Chiller                         3396 Cambridge       L87E02251
Tertiary                                  2 Hot Water Boilers                                         BT-6384         Cleaver Brooks
Tertiary                                  Hot Water Boiler                                            BT-6385         Cleaver Brooks
Tertiary                                  High Pressure Boilers                                       64638           Fulton
Tertiary                                  High Pressure Boilers                                       81992           Fulton
Tertiary                                  1 Low Pressure Boiler                                       64546           Fulton
Tertiary                                  1 Electric Chromulux Boiler                                 875-10882
Tertiary                                  1 Clean Steam Generator                                     910125A-1
Tertiary                                  1 Biokill System                                            LSL 112100
Tertiary                                  1 Stand by Generator                                        981120
Tertiary                                  1 Siemens Building Automation
                                          System                                 No Tag
Tertiary                                  1 Intellution Monitoring System for
                                          Biokill/Solvent                                             66685A1
                                                                                                      6685A2

                                    EXHIBIT C
                            LEASEHOLD LEASE AGREEMENT
                            DEPRECIATION CALCULATIONS
                             UPDATED: JULY 10, 2002


                                                            PRIMARY SPACE
                                                            -------------
                                             Total          Res & Admin
                                            Spending         3RD FLOOR
                                            --------         ---------
Gross Fixed Assets

  Equipment(1)                             $   705,484      $        --
  Leasehold Improvements                     5,358,608        1,303,237
                                           -----------      -----------
  Total Gross Fixed Assets                   6,064,092        1,303,237
                                           -----------      -----------

Accum. Depr / Amort @ 12/31/01
  Equipment                                   (302,350)              --
  Leasehold Improvements                    (1,370,825)        (343,150)
                                           -----------      -----------
  Total Accum Depr / Amort                  (1,673,175)        (343,150)
                                           -----------      -----------

Net Gross Fixed Assets                     $ 4,390,916      $   960,087
                                           ===========      ===========

NET EQUIPMENT & LEASEHOLD IMPROVEMENTS     $ 4,390,916      $   960,087
                                           -----------      -----------

LEASE MONTHS REMAINING @ 12/31/01                                   104

AMORTIZATION OF LHI PER MONTH                               $  9,231.61
                                                            ===========


                                                                   SECONDARY SPACE
                                                             ----------------------------
                                              Total           Research      E-Prise Space
                                            Spending         2ND FLOOR        2ND FLOOR
                                            --------         ---------        ---------
Gross Fixed Assets

  Equipment(1)                             $   705,484      $        --      $        --
  Leasehold Improvements                     5,358,608          947,178          195,436
                                           -----------      -----------      -----------

  Total Gross Fixed Assets                   6,064,092          947,178          195,436

Accum. Depr / Amort @ 12/31/02
  Equipment                                   (403,133)              --               --
  Leasehold Improvements                    (1,818,334)        (321,405)         (57,481)
                                           -----------      -----------      -----------
  Total Accum Depr / Amort                  (2,221,467)        (321,405)         (57,481)
                                           -----------      -----------      -----------

Net Gross Fixed Assets                     $ 3,842,624      $   625,773      $   137,955
                                           ===========      ===========      ===========

NET EQUIPMENT & LEASEHOLD IMPROVEMENTS     $ 3,842,624      $   625,773      $   137,955
                                           -----------      -----------      -----------

LEASE MONTHS REMAINING @ 12/31/02                                                     92

AMORTIZATION OF LHI PER MONTH                                                $  8,301.39
                                                                             ===========

                                                                            TERTIARY SPACE
                                                                            --------------
                                              Total        Manufacturing    Manufacturing      Facilities
                                            Spending           QS-21            Fel-V          Mech Room
                                            --------           -----            -----          ---------
Gross Fixed Assets

  Equipment(1)                             $   705,484      $   172,595      $   167,506      $   365,382
  Leasehold Improvements                     5,358,608        1,239,669        1,203,114          469,974
                                           -----------      -----------      -----------      -----------
  Total Gross Fixed Assets                   6,064,092        1,412,265        1,370,620          835,356
Accum. Depr / Amort @ 12/31/06
  Equipment                                   (705,484)        (172,595)        (167,506)        (365,382)
  Leasehold Improvements                    (3,608,369)        (834,766)        (810,150)        (316,470)
                                           -----------      -----------      -----------      -----------
  Total Accum Depr / Amort                  (4,313,852)      (1,007,361)        (977,656)        (681,852)
                                           -----------      -----------      -----------      -----------

Net Gross Fixed Assets                     $ 1,750,239      $   404,903      $   392,963      $   153,504
                                           ===========      ===========      ===========      ===========

NET EQUIPMENT & LEASEHOLD IMPROVEMENTS     $ 1,750,239      $   404,903      $   392,963      $   153,504
                                           ===========      ===========      ===========      ===========

LEASE MONTHS REMAINING @ 12/31/06                                                                      44

AMORTIZATION OF LHI PER MONTH                                                                 $ 21,622.05

                                    EXHIBIT D
                              PRIME LESSOR CONSENT

                               CONSENT TO SUBLEASE

                                    PREAMBLE

         THIS CONSENT TO SUBLEASE ("Consent") dated as of July 18, 2002, is made with reference to that certain Sublease dated July 16, 2002 (the "Sublease") by and between Antigenics, Inc., a Massachusetts corporation having an address of 34 Commerce Way, Woburn, MA 01801,a wholly owned subsidiary of Antigenics, Inc., a Delaware corporation formerly known as Aquila Biopharmaceuticals, Inc. ("Sublandlord") and GTC Biotherapeutics, Inc., a Massachusetts corporation having an address at 175 Crossing Boulevard, Suite 410, Framingham, MA 01702 ("Subtenant"), and is entered into by and among NDNE 9/90 Corporate Center LLC, a Massachusetts limited liability company, having an address c/o National Development, 2310 Washington Street, Newton Lower Falls, MA 02462 ("Overlandlord"), Sublandlord, and Subtenant, with respect to the following facts:

         A. Overlandlord and Sublandlord are the parties to that certain Lease dated as of September 19, 1997, as amended by (i) that certain First Amendment to Lease ("First Amendment") dated December 17, 1997 (ii) that certain Second Amendment to Lease ("Second Amendment") dated as of January 14, 1998 (iii) that certain Third Amendment to Lease ("Third Amendment") dated February 3, 1998 (iv) that certain Fourth Amendment to Lease ("Fourth Amendment") dated February 27, 1998 and (v) that certain Fifth Amendment to Lease ("Fifth Amendment") dated as of March 13, 1998 and as affected by that certain Consent to Assignment of Lease ("Consent") dated May 8, 2001 (said
                  Lease as amended and affected by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Consent is hereafter the "Overlease") pertaining to certain space comprised of approximately 41,020 rentable square feet rentable square feet located on the 1st, 2nd and 3rd floor(s) (the "Original Premises") of a building owned by Overlandlord and known as and numbered 175 Crossing Boulevard, Framingham, Massachusetts (the "Building");

         B.       Sublandlord and Subtenant wish to enter into the Sublease;

         C. The Overlease provides, inter alia, that Sublandlord may not enter into any sublease without Overlandlord's prior written approval; and

         D. Sublandlord and Subtenant have presented the fully executed Sublease (a true copy of which is attached hereto as Exhibit
                  A) to Overlandlord for Overlandlord's review and approval.

                                   Agreements

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Overlandlord hereby consents to the execution and delivery of the Sublease upon the terms and conditions set forth in the General Conditions of Consent to Sublease ("General Conditions") attached hereto and made an integral part hereof.

         2. Sublandlord and Subtenant hereby acknowledge receipt of the General Conditions and further acknowledge that Overlandlord's consent is subject to such General Conditions, and that in the event of a conflict between (a) this Consent and the General Conditions and (b) the Sublease or any other agreement by and between Sublandlord and Subtenant including, without limitation, the Equipment Lease (as defined in the Sublease), this Consent and the General Conditions shall control.

         3. Notwithstanding anything contained in the Sublease to the contrary, as a result of the subletting of the Subleased Premises to Subtenant and the Additional Rent payable under the Sublease as the result of the Antigenics Leasehold Lease, Overlandlord is entitled to receive the amounts set forth in Exhibit B to this Consent from Sublandlord pursuant to the last sentence of Section 9.13(a) of the Overlease. Such amount is considered Additional Rent under the Overlease and shall be paid by Sublandlord to Overlandlord as Additional Rent under the Overlease on or before the first (1st) day of each and every calendar month. The Sublease Overage is subject to increase and adjustment upon any increase in the rent payable under the Sublease and/or the Antigenics Leasehold Lease from time to time (whether due to increased rates or additions to the Subleased Premises or equipment demised under the Sublease and/or Antigenics Leasehold Lease from time to time).

         4. In no event shall Sublandlord or Subtenant remove any of the Yield Up Equipment described in Exhibit N of the Overlease from the Original Premises or Property upon expiration or earlier termination of the Sublease Term.

         5. The parties hereto acknowledge and agree that, as and to the extent that the Sublease initially constitutes a subletting of only 19,888 square feet of the 41,020 square foot Original Premises, this Consent does not constitute a consent to a subletting of the entire Original Premises demised under the Overlease and, accordingly, the Take Back Option set forth in
                  Section 9.13(c) of the Lease does not apply to the initial subletting of only the Primary Space and the Secondary Space. However, in the event Subtenant shall exercise its option to sublease the "Tertiary Space" pursuant to the Tertiary Space Option contained in paragraph 11 of the Sublease, the Take Back Option set forth in Section 9.13(c) of the Lease shall be applicable and, in such event, Landlord shall be entitled to exercise any and all rights afforded Landlord under Section 9.13(c) of the Overlease.

                  Notwithstanding anything contained in the Sublease to the contrary, upon the giving of the notice of exercise of Subtenant's option to sublease the Tertiary Space described in paragraph 11(a) of the Sublease by Subtenant, Subtenant shall simultaneously provide Overlandlord with such written notice in the form sent to

                  Sublandlord. The parties agree that the Take Back Option granted to Overlandlord pursuant to Section 9.13(c) of the Lease shall then apply and Overlandlord shall have the right to exercise the Take Back Option as to the entire Premises then demised under the Overlease (including the Primary Space, the Secondary Space, the Tertiary Space and any other portion of the Building then leased by Sublandlord pursuant to the Overlease, as amended) within the thirty (30) day period immediately following Overlandlord's receipt of the notice from Subtenant exercising its right to Sublease the Tertiary Space. In no event shall any exercise of the Tertiary Space Option be effective unless and until Overlandlord is provided with a copy of the Subtenant's exercise of the Tertiary Space Option and Overlandlord shall fail or refuse to timely exercise the Take Back Option with respect to the entire Premises then demised under the Overlease within the thirty
                  (30) day period provided in this paragraph 5 of this Agreements section of this Consent.

         6. In no event shall Subtenant or Sublandlord modify, amend or alter the terms and provisions of the Sublease and/or the Antigenics Leasehold Lease without the written consent of Overlandlord, which consent may be granted or denied by Overlandlord in its sole but reasonable judgment.

                  Overlandlord shall not unreasonably withhold or delay its consent to any such modification, alteration or amendment unless the same would materially and adversely affect Overlandlord's rights or the economic entitlements of the Overlandlord under the Overlease or this Consent.


EXECUTED under seal as of the date first written above.


OVERLANDLORD:                               SUBLANDLORD:


NDNE 9/90 Corporate Center LLC                       Antigenics, Inc.

By:  NDNE 9/90 Corporate Center LLC
Its:  Manager


By:    [Signature illegible]                      By:   /s/ Neal Gordon
     -------------------------------------              ------------------------

Its:   Treasurer                                  Its:  Senior Vice President
     -------------------------------------              ------------------------
             hereunto duly authorized                   hereunto duly authorized

                                    SUBTENANT:
                            GTC Biotherapeutics, Inc.


                                      By:      /s/ John B. Green
                                               ---------------------------------

                                      Its:     Senior Vice President
                                               ---------------------------------
                                               hereunto duly authorized

                    GENERAL CONDITIONS OF CONSENT TO SUBLEASE


         The following General Conditions are an integral part of and are hereby incorporated into the foregoing Consent to Sublease:

         1. Neither the Overlease, the Sublease nor this Consent shall be deemed, nor are such documents intended to grant to Subtenant, any rights whatsoever against Overlandlord. Subtenant hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease shall be solely against Sublandlord. Subtenant acknowledges and agrees that it is not a third party beneficiary under the Overlease and is not entitled to assert any of Sublandlord's rights thereunder against Overlandlord, whether in its own right or on behalf of Sublandlord.

         2. This Consent and the Sublease shall not (i) be deemed or construed to mean that Overlandlord shall be bound by any of the terms, covenants or conditions of the Sublease and Overlandlord shall not be bound thereby or (ii) release Sublandlord from any existing or future duty, obligation or liability to Overlandlord pursuant to the Overlease (and Sublandlord shall be and remain liable for the full payment, performance and observance of all of the terms, covenants and conditions contained in the Overlease to be paid, performed and observed by the "Tenant" thereunder as if the Sublease and this Consent had never been made), or (iii) change, modify or amend the Overlease in any manner, except insofar as it constitutes Overlandlord's mere consent to the execution and delivery of the Sublease. Notwithstanding the generality of the foregoing, this Consent expressly shall not absolve Sublandlord from any requirement set forth in the Overlease that Sublandlord (a) obtain Overlandlord's prior written approval of any additional subleases, assignments or other dispositions of its interest in the Overlease or the Premises (as defined in the Overlease) or (b) pay any amounts due and payable to Overlandlord pursuant to Section 9.13 of the Overlease in connection with the subletting contemplated by the Sublease and/or the letting under the Antigenics Leasehold Lease as they may be amended (with Overlandlord's Consent as provided herein) from time to time or (c) surrender and deliver the Premises to Overlandlord in the condition and manner required by the Lease upon expiration or earlier termination of the Lease including, without limitation, surrender and delivery of the Yield-up Equipment described in Exhibit N of the Overlease.

         3. (a) In the event of Overlease Termination (as hereinafter defined) prior to the expiration or earlier termination of the Sublease, and subject to the provisions of Section 3(b) hereof, Overlandlord may, at its discretion, by written notice to Subtenant (an "Assumption Notice") within ten (10) days after Overlease Termination, but shall not be required to, require Subtenant to assume and agree to perform Sublandlord's obligations under the Overlease with respect to the entire Original Premises as a direct tenancy between Overlandlord and Subtenant beginning as of and with respect to matters which accrue or are to be performed from and after (x) the date (the "Assumption Date") of such Assumption Notice with respect to those portions of the Original Premises subleased to Subtenant under the Sublease as of the date of Overlease Termination and
                  (y) the Effective Date (as hereafter defined) as to those portions of the Original Premises then not leased to Subtenant. It is agreed and understood that Subtenant shall not be responsible for any breaches of the Overlease by Sublandlord prior to the Assumption Date and the Effective Date as to those respective portions of the Original Premises provided, however, that Subtenant shall be responsible for any breach or default under the Overlease which arises or occurs prior to such dates where such breach or default is the result of the acts or omissions of Subtenant. Such assumption by Subtenant of each and every one of the obligations of Sublandlord under the Overlease with respect to the entire Original Premises shall entitle the Subtenant to occupy the entire Original Premises leased pursuant to the Overlease, but shall not relieve Sublandlord from any liability to Overlandlord under the Overlease. In the event of such assumption, Subtenant agrees to execute and deliver at any time and from time to time, within ten (10) business days after written request of Overlandlord, any instruments which may reasonably be necessary or reasonably appropriate to evidence such assumption; provided, however, that Subtenant's failure or refusal to execute and deliver such instruments within such ten (10) day period shall not be deemed or construed to release Subtenant from its obligations under the Overlease as a direct tenancy with Overlandlord as provided herein. As used herein, the term "Effective Date" shall mean that date upon which Sublandlord shall vacate and deliver up the portions of the Original Premises which are not then subleased to Subtenant as of the date of Overlease Termination. In the event Overlandlord requires such assumption, Overlandlord shall not (i) be liable to Subtenant for any act, omission or breach of the Sublease by Sublandlord, (ii) be subject to any offsets or defenses which Subtenant might have against Sublandlord under the Sublease,
                  (iii) be bound by any rent or additional rent which Subtenant might have paid in advance to Sublandlord, (iv) be bound to honor any rights of Subtenant in any security deposit or advance rent made with or paid to Sublandlord by Subtenant except to the extent Sublandlord has specifically assigned and turned over such security deposits and advance rent to Overlandlord, or (v) be bound by any provision of the Sublease.

                  Sublandlord hereby agrees that in the event of Overlease Termination, at Overlandlord's request, Sublandlord shall immediately pay or transfer to Overlandlord any security deposits (or cause Overlandlord to be named as the beneficiary under any Letter of Credit given as a Security Deposit under the Sublease and simultaneously amend such Letter of Credit so that it constitutes a security deposit under the Overlease between Subtenant and Overlandlord in form satisfactory to Overlandlord in its sole but reasonable judgment), rent or other sums then held by Sublandlord in connection with the subleasing of the Subleased Premises. Such security deposit or Letter of Credit may be applied by

                  Overlandlord pursuant to the terms of the Overlease in the event of any holding over by Subtenant beyond expiration of the Sublease or upon the occurrence of a Monetary Default by the Subtenant pursuant to Section 11.1(a) of the Overlease after an Overlease Termination and exercise of Landlord's rights pursuant to this Section 3(a) to cause Subtenant to assume Sublandlord's rights and obligations under the Overlease as a direct Lease between Overlandlord and Subtenant as provided above. Subtenant hereby agrees that under no circumstances whatsoever shall Overlandlord (x) be required to release any Security Deposit or other form of Security given to Overlandlord by Sublandlord and securing Sublandlord's obligations to Overlandlord under the Overlease whether or not such obligations accrue or arise under the Overlease before or after Overlease Termination or (y) be held in any way responsible or accountable for any security deposit or any sums paid by Subtenant to Sublandlord unless and until and to the extent that Overlandlord has actually received such sums from Sublandlord and has acknowledged their source, and Subtenant shall have no claim to any security or other deposit made by Sublandlord under the Overlease.

                  (b) "Overlease Termination" means any event, which by voluntary or involuntary act or by operation of law, causes the Overlease to be terminated, expire, or be canceled including, but not limited to: (i) a termination of the Overlease as the result of a default by Sublandlord under the Overlease or any of the terms and provisions thereof or hereof which continues past receipt of applicable notice of such default and the expiration of any applicable cure period, if any; (ii) foreclosure proceedings brought by the holder of any mortgage or trust deed to which the Overlease is subject and from whom Sublandlord has not received a non-disturbance agreement pursuant to Section 12.2 of the Overlease; (iii) the termination of Sublandlord's leasehold estate by dispossession proceeding or otherwise; and (iv) termination of the Overlease in accordance with its terms.

         4. In addition to Overlandlord's rights under Section 3 hereof, in the event Sublandlord is in default under any of the terms and provisions of the Overlease after receipt of applicable notice(if any is required) and expiration of applicable cure periods, if any, Overlandlord may elect to receive directly from Subtenant all sums due or payable to Sublandlord by Subtenant pursuant to the Sublease, and upon receipt of Overlandlord's written notice to Sublandlord and Subtenant, Sublandlord agrees that Subtenant shall thereafter pay to Overlandlord any and all sums becoming due or payable under the Sublease and Sublandlord shall receive from Overlandlord a credit for such sums actually received by Overlandlord against any and all payments then owing from Sublandlord under the Overlease. Neither the service of such written notice nor the receipt of such direct payments shall cause Overlandlord to assume any of Sublandlord's duties, obligations and/or liabilities under the Sublease, nor shall such event impose upon Overlandlord the duty or obligation to honor the Sublease, nor subsequently to accept any purported attornment by Subtenant. Sublandlord grants Overlandlord a security interest in all such future payments due to Sublandlord from Subtenant, which security interest Overlandlord may perfect by filing a UCC-1 (which Sublandlord shall sign within three (3) days of Overlandlord's request and Sublandlord hereby irrevocably appoints Overlandlord as its attorney-in-fact, coupled with an interest, to execute on behalf of Sublandlord and file such instrument if Sublandlord fails to do so). Overlandlord shall credit payments actually received pursuant to this conditional assignment to Sublandlord's obligations under the Overlease. Without limitation of the foregoing, acceptance of rent or other payments from Sublandlord and/or Subtenant by Overlandlord shall not: (i) constitute a waiver or cure of any default or breach of the Overlease or (ii) cause nor result in a reinstatement of the Overlease as between Overlandlord and Sublandlord after Overlease Termination or (iii) be deemed or construed to mean that Overlandlord has accepted the Subtenant as its "Tenant" under the Overlease (unless Overlandlord expressly so elects in writing pursuant to paragraph 3 of these General Conditions) or (iv) be deemed to mean that Subtenant is entitled to any rights under the Sublease or the Overlease.

         5. Subtenant hereby acknowledges that it has read and has knowledge of all of the terms, provisions, rules and regulations of the Overlease and agrees not to do or omit to do anything which would cause Sublandlord to be in breach of the Overlease. Any such act or omission also shall constitute a breach of the Overlease and this Consent and shall entitle Overlandlord to recover any damage, loss, cost, or expense which it thereby suffers, from Sublandlord and/or Subtenant.

         6. In the event of the commencement of an action at law or in equity by the filing of a complaint or other similar action involving a request for relief from a judicial body between or involving the parties hereto with respect to the Sublease, the Overlease, this Consent or the rights of the parties hereto, hereunder or thereunder, the Sublandlord and Subtenant, jointly and severally, hereby agree to pay the Overlandlord on demand all reasonable costs, expense and attorneys' fees incurred therein by Overlandlord, which amounts may be included as a part of any judgment rendered in favor of Overlandlord therein.

         7. The parties acknowledge that the Sublease constitutes the entire agreement between Sublandlord and Subtenant with respect to the subject matter thereof, and that no amendment, termination, modification or change therein will be binding upon Overlandlord unless Overlandlord shall have given its prior written consent thereto, which consent may be granted or denied by Overlandlord in its sole and absolute discretion.

         8. This Consent shall be binding upon and shall inure to the benefit of the parties' respective successors in interest and assigns, subject at all times, nevertheless, to all agreements and restrictions contained in the Overlease, the Sublease, and herein, with respect to subleasing, assignment or other transfer and the foregoing shall not be deemed to limit or negate Overlandlord's rights to prohibit or condition its consent to a future dispossession of Sublandlord's or Subtenant's interests. The agreements contained herein constitute the entire understanding between parties with respect to the subject matter hereof and supersede all prior agreements.

         9. This Consent shall not be assignable and shall only apply with respect to the Sublease by and between Sublandlord and Subtenant.

         10. The consent by Overlandlord to the use and occupancy of the Subleased Premises by Subtenant shall not be construed as a consent by Overlandlord to the use and occupancy of the Subleased Premises by anyone other than Subtenant or Sublandlord or as a consent to further subletting by Sublandlord or by Subtenant of the Subleased Premises, or any part thereof except as expressly provided in the Sublease but subject to the provisions of paragraph 5 of the "Agreements" section of this Consent and the Take Back Option set forth in
                  Section 9.13(c) of the Overlease with respect to Subtenant's right to Lease any portion of the Original Premises other than the Primary Space and the Secondary Space (as each of those terms are defined in the Sublease). Neither the Sublease nor any of the rights, privileges or obligations thereunder shall be assigned, modified, renewed or extended, nor shall the Subleased Premises, or any part thereof, be further sublet or occupied by others except by Sublandlord, in accordance with and subject to the terms and provisions of the Overlease or by Subtenant in accordance with the terms and provisions of the Sublease but subject to the provisions of paragraph 5 of the "Agreements" section of this Consent and the Take Back Option set forth in Section 9.13(c) of the Overlease with respect to Subtenant's right to Lease any portion of the Original Premises other than the Primary Space and the Secondary Space (as each of those terms are defined in the Sublease).

         11. Subject to the provisions of General Condition numbered 3 of this Consent to Sublease and the rights of Overlandlord thereunder, on or before the day immediately preceding the date of expiration of the Overlease or upon the date of any earlier termination of the term of the Overlease, the Sublease and its term shall expire, terminate and come to an end as of the effective date of the expiration or termination of the Overlease, and Sublandlord shall cause Subtenant to vacate and surrender the Subleased Premises on or before such date in accordance with the applicable provisions of the Overlease regarding surrender and delivery of the Premises to Overlandlord.

         12. Sublandlord and Subtenant hereby acknowledge and agree that Overlandlord shall not be responsible for any brokers commissions or fees of any kind or nature in connection with the Sublease or the subject matter thereof and they each hereby agree to indemnify and hold Overlandlord harmless from and against any such claims including all reasonable attorneys fees sustained or incurred by Overlandlord as a result of any such claim against Overlandlord. Sublandlord and Subtenant hereby jointly and severally agree to indemnify and hold Overlandlord harmless from and against any and all claims, costs or damages sustained or incurred by Overlandlord as the result of any claim by any party that they are entitled to a commission or broker's fee in connection with this Consent or the Sublease. The indemnity contained herein shall include, without limitation, all reasonable attorneys' fees and expenses incurred by Overlandlord in connection with any such claim. This paragraph 12 shall survive expiration or earlier termination of the Sublease.


         13. Sublandlord and Subtenant, jointly and severally, hereby agree to indemnify and hold Overlandlord harmless with respect to any and all liability to and claims by Subtenant in connection with the Sublease, Subtenant's use and occupancy of the Subleased Premises, or the subject matter hereof unless arising from the gross negligence or willful misconduct of Overlandlord. The within indemnity shall be joint and several and shall include all losses, costs, damages or expenses including, without limitation, reasonable attorneys fees sustained or incurred by Overlandlord arising out of the matters contained herein. The provisions of this paragraph 13 shall survive any expiration or earlier termination of the Sublease or the Overlease.

         14. In the event that there shall be any conflict between the terms, covenants and conditions of this Consent to Sublease and the terms, covenants and, conditions of the Sublease and/or any other agreement by and between Sublandlord and Subtenant, then the terms, covenants and conditions of this Consent to Sublease shall prevail in each instance and any conflicting terms, covenants or conditions of the Sublease shall be deemed modified to conform with the terms, covenants and conditions of this Consent to Sublease.

         15. Notwithstanding anything contained in the Sublease to the contrary, Sublandlord and Subtenant represent to and agree with Overlandlord that no changes, additions or improvements including, without limitation, electrical, HVAC or other construction work shall be performed in the Subleased Premises unless detailed plans and specifications for such work are first submitted to Overlandlord for its approval and Overlandlord shall have granted such approval in writing. Such approval shall be given or withheld in accordance with the applicable terms of the Overlease. In accordance with the provisions of the Overlease, all such work, if approved by Overlandlord, shall be subject to the requirements contained in the Overlease applicable to construction within or alterations of the Subleased Premises and shall be performed in accordance with the Overlease.

         16. No signs shall be placed upon or within the Building and/or the Subleased Premises without the express written consent of Overlandlord, which consent may be granted or withheld by Overlandlord in its sole and absolute discretion.

         17. Subtenant shall, within 10 Business Days of written request from Overlandlord therefor, execute and deliver to Overlandlord and/or the holder of any mortgage upon or proposed purchasers of the Building, a so-called "Estoppel Letter" in form satisfactory to Overlandlord or such holder of a Mortgage or proposed purchaser which shall include, among other things, if so requested, a statement (i) certifying that the Sublease is in full force and effect and has not been assigned, modified or amended, (ii) that to Subtenant's knowledge, Sublandlord is not in default thereunder, (iii) the date through which rent has been paid and (iv) that, to Subtenant's knowledge, there are no defenses or set-offs against enforcement of the Sublease or this Agreement against Subtenant.

         18. Subtenant hereby further agrees that upon the written request of Overlandlord, Subtenant shall subordinate its interest in the Sublease to the lien of any mortgage, security agreement or lease now or hereafter affecting the Building or the land upon which the Building is constructed. Provided, however, that in the event of Overlease Termination and Overlandlord's election to treat the Overlease as a direct lease between Subtenant and Overlandlord pursuant to Section 3 of these General Conditions then, Subtenant shall step into the place of Sublandlord for purposes of Section 12.2 of the Lease and Sublandlord's rights to receive a non-disturbance agreement in accordance with and subject to the provisions of Section 12.2.

         19. As a condition to the effectiveness of the within Consent, as additional rent under the Overlease, Sublandlord shall, within ten (10) days after invoice, reimburse Overlandlord for all costs and expenses including without limitation, attorneys fees sustained or incurred by Overlandlord in connection with Sublandlord's request for Overlandlord's Consent to the execution and delivery of the Sublease including, without limitation, review of the Sublease and preparation and negotiation of this Consent.

         20. All notices and demands which may or are to be required or permitted to be given by any party hereunder shall be in writing. All notices and demands to Subtenant shall be sent by United States Mail, certified mail return receipt requested, postage prepaid, addressed to Subtenant at the Subleased Premises, and to the address of Subtenant set forth in the Preamble to this Consent, or to such other place as Subtenant may from time to time designate in a notice to the other parties hereto given in the manner herein provided.

                  All notices and demands to Sublandlord shall be sent by United States Mail, certified mail return receipt requested, postage prepaid, addressed to the Sublandlord at the address of Sublandlord set forth in the Preamble to this Consent, and to such other person or place as the Subtenant may from time to time designate in a notice to the other parties hereto given in the manner herein provided.

                  ALL NOTICES AND DEMANDS TO OVERLANDLORD SHALL BE SENT BY UNITED STATES MAIL, CERTIFIED MAIL RETURN RECEIPT REQUESTED, POSTAGE PREPAID, ADDRESSED TO THE OVERLANDLORD AT THE ADDRESS OF OVERLANDLORD SET FORTH IN THE PREAMBLE TO THIS CONSENT, AND TO SUCH OTHER PERSON OR PLACE AS THE OVERLANDLORD MAY FROM TIME TO TIME DESIGNATE IN A NOTICE TO THE OTHER PARTIES HERETO GIVEN IN THE MANNER HEREIN PROVIDED.

                  Notices may also be sent via overnight courier to such addresses, as applicable.


         21. Submission of this document to the Sublandlord and/or the Subtenant shall have no binding effect and shall not be deemed or construed to mean that Overlandlord has consented or will consent to the subletting contemplated by the Sublessor. Execution of this Consent to Sublease by Sublandlord and/or Subtenant and delivery thereof to Overlandlord shall similarly have no binding effect unless and until Overlandlord has approved the terms and provisions of the Sublease and Landlord has approved, executed and delivered this Consent to Sublease to both Sublandlord and Subtenant. In submitting this document to Sublandlord and/or Subtenant, Overlandlord hereby reserves any and all rights, privileges and protections afforded to Overlandlord under the Lease, at law and in equity.


                -Remainder of this Page Intentionally left Blank-

                                    EXHIBIT E
                            Form of Letter of Credit

                                                             SILICON VALLEY BANK
                                                          International Division


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB02IS4413
DATE: JULY 18, 2002

BENEFICIARY:
ANTIGENICS, INC
34 COMMERCE WAY
WOBURN, MA 01801
AS "SUBLANDLORD"

APPLICANT:
GTC BIOTHERAPEUTICS, INC.
175 CROSSING BLVD., SUITE 410
FRAMINGHAM, MA 01702
AS "SUBTENANT"

AMOUNT: US$200,000.00 (TWO HUNDRED THOUSAND AND 00/100 U.S. DOLLARS)

EXPIRATION DATE: JULY 18, 2003

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB02IS4413 IN YOUR FAVOR AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT "B" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

         (A) "THE AMOUNT REPRESENTS FUNDS DUE AND OWING TO US AS A RESULT OF AN EVENT OF DEFAULT BY APPLICANT WITH RESPECTS TO ONE OR MORE OF THE TERMS OF THAT CERTAIN SUBLEASE AND/OR ANTIGENICS LEASEHOLD LEASE BY AND BETWEEN BENEFICIARY, AS SUBLANDLORD, AND APPLICANT, AS SUBTENANT."

                                       OR

         (B) "WE HEREBY CERTIFY THAT WE HAVE RECEIVED WRITTEN NOTICE FROM SILICON VALLEY BANK THAT LETTER OF CREDIT NO. SVB02ISXXXX WILL NOT BE RENEWED, AND THAT WE HAVE NOT RECEIVED A REPLACEMENT OF THIS LETTER OF CREDIT FROM APPLICANT SATISFACTORY TO US AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT."

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED


                                   PAGE 1 OF 2


         3003 TASMAN DRIVE | SANTA CLARA, CA, U.S.A. 95054 | www.svb.com
     PHONE: 408-654-7400 | DIRECT LINE: 408-654-7736 | FAX: 408-496-2418 OR
                                  408-969-6510

                                                             SILICON VALLEY BANK
                                                          International Division


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB02IS4413
DATED JULY 18, 2002

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU AND THE APPLICANT BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESSES THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND DECEMBER 31, 2006.

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK UPON OUR RECEIPT OF THE ATTACHED "EXHIBIT A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY, WITH THE PAYMENT OF OUR TRANSFER FEE OF -1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00). THE TRANSFEREE FEE WILL BE PAID BY THE BENEFICIARY.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS PRIOR TO 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY AT OUR OFFICE (THE "BANK'S OFFICE") AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION OR BY FACSIMILE TRANSMISSION AT: (408) 654-6211 OR (408) 496-2418; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-7120 OR (408) 654-3052),
ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK'S OFFICE WITHIN TWO (2) BUSINESS DAYS AFTER PRESENTATION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.


/s/ Evelio G. Barairo                         /s/ Cesar Agoncillo
--------------------------------------        ----------------------------------
AUTHORIZED SIGNATURE                          AUTHORIZED SIGNATURE


                                   PAGE 2 OF 2


         3003 TASMAN DRIVE | SANTA CLARA, CA, U.S.A. 95054 | www.svb.com
     PHONE: 408-654-7400 | DIRECT LINE: 408-654-7736 | FAX: 408-496-2418 OR
                                  408-969-6510

                                                             SILICON VALLEY BANK
                                                          International Division


                                   EXHIBIT "A"


DATE:

TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                       RE: STANDBY LETTER OF CREDIT
    SANTA CLARA, CA 95054                       NO. SVB02IS4413 ISSUED BY
    ATTN:INTERNATIONAL DIVISION.                SILICON VALLEY BANK, SANTA CLARA
         STANDBY LETTERS OF CREDIT              L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)


ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

-----------------------------
   (BENEFICIARY'S NAME)

-----------------------------
 SIGNATURE OF BENEFICIARY


SIGNATURE AUTHENTICATED

----------------------------
     (NAME OF BANK)

----------------------------
   AUTHORIZED SIGNATURE


         3003 TASMAN DRIVE | SANTA CLARA, CA, U.S.A. 95054 | www.svb.com
     PHONE: 408-654-7400 | DIRECT LINE: 408-654-7736 | FAX: 408-496-2418 OR
                                  408-969-6510

                                   EXHIBIT "B"





     DATE: _______________                          REF. NO. ___________________


     AT SIGHT OF THIS DRAFT

     PAY TO THE ORDER OF _________________________________________ US$__________

     USDOLLARS _________________________________________________________________

     DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY
     LETTER OF CREDIT NUMBER NO. _____________________ DATED ___________________


     TO: SILICON VALLEY BANK
          3003 TASMAN DRIVE                      _______________________________
          SANTA CLARA, CA 95054                      (BENEFICIARY'S NAME)



                                                 _______________________________
                                                     AUTHORIZED SIGNATURE


                         GUIDELINES TO PREPARE THE DRAFT


1.   DATE: ISSUANCE DATE OF DRAFT.

2.   REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.

3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.   US$: AMOUNT OF DRAWING IN FIGURES.

5.   USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6. LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.   DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.   BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.   AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICA DA LUZ: 408-654-7120
CESAR AGONCILLO: 408-654-3052